                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12

           NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NNB)
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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

NOTICE OF ANNUAL MEETING                                      333 West Wacker Drive
OF SHAREHOLDERS                                               Chicago, Illinois
NOVEMBER 15, 2005                                             60606
                                                              (800) 257-8787

OCTOBER 11, 2005

NUVEEN FLOATING RATE INCOME FUND (JFR)
NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND (JRO)
NUVEEN TAX-ADVANTAGED FLOATING RATE FUND (JFP)
NUVEEN SENIOR INCOME FUND (NSL)
NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND (NFZ)
NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NKR)
NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NXE)
NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC. (NAZ)
NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC. (NCA)
NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC. (NCP)
NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC. (NCO) NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQC) NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC. (NVC)
NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC. (NUC)
NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC. (NPC) NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC. (NCL) NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND (NCU)
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NAC)
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NVX)
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NZH)
NUVEEN INSURED CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NKL) NUVEEN INSURED CALIFORNIA TAX-FREE ADVANTAGE MUNICIPAL FUND (NKX) NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND (NFC)
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NGK)
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NGO)
NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND (NTC)
NUVEEN INSURED FLORIDA TAX-FREE ADVANTAGE MUNICIPAL FUND (NWF)
NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND (NFL)
NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND (NQF)
NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND (NUF)
NUVEEN GEORGIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NZX)
NUVEEN GEORGIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NKG)
NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND (NPG)
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND (NFM)
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NZR)
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NWI)
NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND (NMY)
NUVEEN INSURED MASSACHUSETTS TAX-FREE ADVANTAGE MUNICIPAL FUND (NGX) NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND (NMB)
NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND (NMT)
NUVEEN MICHIGAN DIVIDEND ADVANTAGE MUNICIPAL FUND (NZW)
NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC. (NMP)
NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM)
NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND (NOM)

NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND (NXJ) NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NUJ) NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQJ) NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC. (NNJ) NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND (NRB) NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NNO) NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NII) NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND (NNC) NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND (NXI)
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NBJ)
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NVJ)
NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC. (NUO)
NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NXM) NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NVY) NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2 (NPY) NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND (NQP) NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND (NTX)
NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NGB)
NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NNB) NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND (NPV)

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Floating Rate Income Fund ("Floating Rate"), Nuveen Floating Rate Income Opportunity Fund ("Floating Rate Opportunity"), Nuveen Tax-Advantaged Floating Rate Fund ("Tax-Advantaged Floating Rate"), Nuveen Senior Income Fund ("Senior Income"), Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Arizona Dividend Advantage Municipal Fund 3, Nuveen California Premium Income Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 3, Nuveen Insured California Dividend Advantage Municipal Fund, Nuveen Insured California Tax-Free Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 3, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Insured Florida Tax-Free Advantage Municipal Fund, Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Florida Investment Quality Municipal Fund, Nuveen Florida Quality Income Municipal Fund, Nuveen Georgia Dividend Advantage Municipal Fund, Nuveen Georgia Dividend Advantage Municipal Fund 2, Nuveen Georgia Premium Income Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Maryland Dividend Advantage Municipal Fund 3, Nuveen Maryland Premium Income Municipal Fund, Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund 2, Nuveen North Carolina Dividend Advantage Municipal Fund 3, Nuveen North Carolina Premium Income Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Ohio

Dividend Advantage Municipal Fund 2, Nuveen Ohio Dividend Advantage Municipal Fund 3, Nuveen Pennsylvania Dividend Advantage Municipal Fund, Nuveen Pennsylvania Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Texas Quality Income Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund 2 and Nuveen Virginia Premium Income Municipal Fund, each a Massachusetts business trust, and Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen California Municipal Value Fund, Inc. ("California Value"), Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen California Quality Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc. and Nuveen Ohio Quality Income Municipal Fund, Inc., each a Minnesota corporation (individually, a "Fund" and collectively, the "Funds"), will be held in the 34th floor sales conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Tuesday, November 15, 2005, at 12:00 p.m., Central time (for each Fund, an "Annual Meeting"), for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting.

MATTERS TO BE VOTED ON BY SHAREHOLDERS:

1. To elect Members to the Board of Directors/Trustees (each a "Board" and each Director or Trustee a "Board Member") of each Fund as outlined below:

     a. For each Fund, except California Value, to elect nine (9) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified:

        i) seven (7) Board Members to be elected by the holders of Common Shares and Taxable Auctioned Preferred Shares for Senior Income; FundPreferred shares for Floating Rate, Floating Rate Opportunity and Tax-Advantaged Floating Rate; and Municipal Auction Rate Cumulative Preferred Shares for each other Fund (collectively, "Preferred Shares"), voting together as a single class; and

        ii) two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

     b. For California Value, to elect three (3) Board Members for multiple year terms or until their successors shall have been duly elected and qualified.

2. To transact such other business as may properly come before the Annual
   Meeting.

Shareholders of record at the close of business on September 20, 2005 are entitled to notice of and to vote at the Annual Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO THE INTERNET ADDRESS PROVIDED ON YOUR PROXY CARD AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Jessica R. Droeger
Vice President and Secretary

JOINT PROXY STATEMENT                                         333 West Wacker Drive
                                                              Chicago, Illinois
                                                              60606
                                                              (800) 257-8787

OCTOBER 11, 2005

NUVEEN FLOATING RATE INCOME FUND (JFR)
NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND (JRO)
NUVEEN TAX-ADVANTAGED FLOATING RATE FUND (JFP)
NUVEEN SENIOR INCOME FUND (NSL)
NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND (NFZ)
NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NKR)
NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NXE)
NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC. (NAZ)
NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC. (NCA)
NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC. (NCP)
NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC. (NCO) NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQC) NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC. (NVC)
NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC. (NUC)
NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC. (NPC) NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC. (NCL) NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND (NCU)
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NAC)
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NVX)
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NZH)
NUVEEN INSURED CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NKL) NUVEEN INSURED CALIFORNIA TAX-FREE ADVANTAGE MUNICIPAL FUND (NKX) NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND (NFC)
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NGK)
NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NGO)
NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND (NTC)
NUVEEN INSURED FLORIDA TAX-FREE ADVANTAGE MUNICIPAL FUND (NWF)
NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND (NFL)
NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND (NQF)
NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND (NUF)
NUVEEN GEORGIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NZX)
NUVEEN GEORGIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NKG)
NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND (NPG)
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND (NFM)
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NZR)
NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NWI)
NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND (NMY)
NUVEEN INSURED MASSACHUSETTS TAX-FREE ADVANTAGE MUNICIPAL FUND (NGX) NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND (NMB)
NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND (NMT)
NUVEEN MICHIGAN DIVIDEND ADVANTAGE MUNICIPAL FUND (NZW)
NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC. (NMP)
NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC. (NUM)
NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND (NOM)
NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND (NXJ)
NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NUJ)

NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC.(NQJ) NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC. (NNJ) NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND (NRB) NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NNO) NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NII) NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND (NNC) NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND (NXI)
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NBJ)
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NVJ)
NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC. (NUO)
NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NXM) NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NVY) NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2 (NPY) NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND (NQP) NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND (NTX)
NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NGB)
NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NNB) NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND (NPV)

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Trustees (each a "Board" and collectively, the "Boards," and each Director or Trustee a "Board Member" and collectively, the "Board Members") of each of Nuveen Floating Rate Income Fund ("Floating Rate"), Nuveen Floating Rate Income Opportunity Fund ("Floating Rate Opportunity"), Nuveen Tax-Advantaged Floating Rate Fund ("Tax-Advantaged Floating Rate"), Nuveen Senior Income Fund ("Senior Income"), Nuveen Arizona Dividend Advantage Municipal Fund ("Arizona Dividend"), Nuveen Arizona Dividend Advantage Municipal Fund 2 ("Arizona Dividend 2"), Nuveen Arizona Dividend Advantage Municipal Fund 3 ("Arizona Dividend 3"), Nuveen California Premium Income Municipal Fund ("California Premium"), Nuveen California Dividend Advantage Municipal Fund ("California Dividend"), Nuveen California Dividend Advantage Municipal Fund 2 ("California Dividend 2"), Nuveen California Dividend Advantage Municipal Fund 3 ("California Dividend 3"), Nuveen Insured California Dividend Advantage Municipal Fund ("Insured California Dividend"), Nuveen Insured California Tax-Free Advantage Municipal Fund ("Insured California Tax-Free"), Nuveen Connecticut Dividend Advantage Municipal Fund ("Connecticut Dividend"), Nuveen Connecticut Dividend Advantage Municipal Fund 2 ("Connecticut Dividend 2"), Nuveen Connecticut Dividend Advantage Municipal Fund 3 ("Connecticut Dividend 3"), Nuveen Connecticut Premium Income Municipal Fund ("Connecticut Premium") (Connecticut Dividend, Connecticut Dividend 2, Connecticut Dividend 3 and Connecticut Premium are collectively the "Connecticut Funds"), Nuveen Insured Florida Tax-Free Advantage Municipal Fund ("Insured Florida Tax-Free"), Nuveen Insured Florida Premium Income Municipal Fund ("Insured Florida Premium"), Nuveen Florida Investment Quality Municipal Fund ("Florida Investment"), Nuveen Florida Quality Income Municipal Fund ("Florida Quality") (Insured Florida Tax-Free, Insured Florida Premium, Florida Investment and Florida Quality are collectively the "Florida Funds"), Nuveen Georgia Dividend Advantage Municipal Fund ("Georgia Dividend"), Nuveen Georgia Dividend Advantage Municipal Fund 2 ("Georgia Dividend 2"), Nuveen Georgia Premium Income Municipal Fund ("Georgia Premium") (Georgia Dividend, Georgia Dividend 2 and Georgia Premium are collectively the "Georgia Funds"), Nuveen Maryland Dividend Advantage Municipal Fund ("Maryland Dividend"), Nuveen

Maryland Dividend Advantage Municipal Fund 2 ("Maryland Dividend 2"), Nuveen Maryland Dividend Advantage Municipal Fund 3 ("Maryland Dividend 3"), Nuveen Maryland Premium Income Municipal Fund ("Maryland Premium") (Maryland Dividend, Maryland Dividend 2, Maryland Dividend 3 and Maryland Premium are collectively the "Maryland Funds"), Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund ("Insured Massachusetts Tax-Free"), Nuveen Massachusetts Dividend Advantage Municipal Fund ("Massachusetts Dividend"), Nuveen Massachusetts Premium Income Municipal Fund ("Massachusetts Premium") (Insured Massachusetts Tax-Free, Massachusetts Dividend and Massachusetts Premium are collectively the "Massachusetts Funds"), Nuveen Michigan Dividend Advantage Municipal Fund ("Michigan Dividend"), Nuveen Missouri Premium Income Municipal Fund ("Missouri Premium"), Nuveen New Jersey Dividend Advantage Municipal Fund ("New Jersey Dividend"), Nuveen New Jersey Dividend Advantage Municipal Fund 2 ("New Jersey Dividend 2"), Nuveen North Carolina Dividend Advantage Municipal Fund ("North Carolina Dividend"), Nuveen North Carolina Dividend Advantage Municipal Fund 2 ("North Carolina Dividend 2"), Nuveen North Carolina Dividend Advantage Municipal Fund 3 ("North Carolina Dividend 3"), Nuveen North Carolina Premium Income Municipal Fund ("North Carolina Premium") (North Carolina Dividend, North Carolina Dividend 2, North Carolina Dividend 3 and North Carolina Premium are collectively the "North Carolina Funds"), Nuveen Ohio Dividend Advantage Municipal Fund ("Ohio Dividend"), Nuveen Ohio Dividend Advantage Municipal Fund 2 ("Ohio Dividend 2"), Nuveen Ohio Dividend Advantage Municipal Fund 3 ("Ohio Dividend 3"), Nuveen Pennsylvania Dividend Advantage Municipal Fund ("Pennsylvania Dividend"), Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 ("Pennsylvania Dividend 2"), Nuveen Pennsylvania Premium Income Municipal Fund 2 ("Pennsylvania Premium 2"), Nuveen Pennsylvania Investment Quality Municipal Fund ("Pennsylvania Investment") (Pennsylvania Dividend, Pennsylvania Dividend 2, Pennsylvania Premium 2 and Pennsylvania Investment are collectively the "Pennsylvania Funds"), Nuveen Texas Quality Income Municipal Fund ("Texas Quality"), Nuveen Virginia Dividend Advantage Municipal Fund ("Virginia Dividend"), Nuveen Virginia Dividend Advantage Municipal Fund 2 ("Virginia Dividend 2") and Nuveen Virginia Premium Income Municipal Fund ("Virginia Premium") (Virginia Dividend, Virginia Dividend 2 and Virginia Premium are collectively the "Virginia Funds"), each a Massachusetts business trust (collectively, the "Massachusetts Business Trusts"), and Nuveen Arizona Premium Income Municipal Fund, Inc. ("Arizona Premium") (Arizona Dividend, Arizona Dividend 2, Arizona Dividend 3 and Arizona Premium are collectively the "Arizona Funds"), Nuveen California Municipal Value Fund, Inc. ("California Value"), Nuveen California Performance Plus Municipal Fund, Inc. ("California Performance"), Nuveen California Municipal Market Opportunity Fund, Inc. ("California Opportunity"), Nuveen California Investment Quality Municipal Fund, Inc. ("California Investment"), Nuveen California Select Quality Municipal Fund, Inc. ("California Select"), Nuveen California Quality Income Municipal Fund, Inc. ("California Quality"), Nuveen Insured California Premium Income Municipal Fund, Inc. ("Insured California"), Nuveen Insured California Premium Income Municipal Fund 2, Inc. ("Insured California 2") (California Value, California Performance, California Opportunity, California Investment, California Select, California Quality, Insured California, Insured California 2, California Premium, California Dividend, California Dividend 2, California Dividend 3, Insured California Dividend and Insured California Tax-Free are collectively the "California Funds"), Nuveen Michigan Premium Income Municipal Fund, Inc. ("Michigan Premium"), Nuveen Michigan Quality Income Municipal Fund, Inc. ("Michigan Quality") (Michigan Dividend, Michigan Premium and Michigan Quality are collectively the "Michigan Funds"), Nuveen New Jersey Investment Quality Municipal Fund, Inc. ("New Jersey Investment"), Nuveen New Jersey Premium Income Municipal Fund, Inc. ("New Jersey

Premium") (New Jersey Dividend, New Jersey Dividend 2, New Jersey Investment and New Jersey Premium are collectively the "New Jersey Funds") and Nuveen Ohio Quality Income Municipal Fund, Inc. ("Ohio Quality") (Ohio Dividend, Ohio Dividend 2, Ohio Dividend 3 and Ohio Quality are collectively the "Ohio Funds"), each a Minnesota corporation (collectively, the "Minnesota Corporations") (the Massachusetts Business Trusts and Minnesota Corporations are each a "Fund" and collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders to be held in the 34th floor sales conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Tuesday, November 15, 2005, at 12:00 p.m., Central time (for each Fund, an "Annual Meeting" and collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a proxy is returned and no choice is specified, the shares will be voted FOR the election of the nominees as listed in this Joint Proxy Statement. Shareholders who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

This Joint Proxy Statement is first being mailed to shareholders on or about October 11, 2005.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:

-------------------------------------------------------------------------------------
MATTER                                            COMMON SHARES   PREFERRED SHARES(1)
-------------------------------------------------------------------------------------
1a(i). Election of seven (7) Board Members by           X                 X
       all shareholders (except California
       Value).
-------------------------------------------------------------------------------------
 a(ii). Election of two (2) Board Members by                              X
        Preferred Shares only (except California
        Value).
-------------------------------------------------------------------------------------
 b.  Election of three (3) Board Members for            X                N/A
     California Value by all shareholders.
-------------------------------------------------------------------------------------

(1) Taxable Auctioned Preferred Shares for Senior Income; FundPreferred shares for Floating Rate, Floating Rate Opportunity and Tax-Advantaged Floating Rate; and Municipal Auction Rate Cumulative Preferred Shares
    ("MuniPreferred") for each other Fund are referred to as "Preferred Shares."

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of Preferred Shares of each Fund (except California Value), 33 1/3% of the Preferred Shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For each Minnesota Corporation, the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Minnesota Corporation. For each Massachusetts Business Trust, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Massachusetts Business Trust.

For purposes of determining the approval of the proposal to elect nominees for each of the Massachusetts Business Trusts, abstentions and broker non-votes will have no effect on the election of Board Members. For purposes of determining the approval of the proposal to elect nominees for each of the Minnesota Corporations, abstentions and broker non-votes will have the effect of a vote against the election of Board Members. The details of the proposal to be voted on by the shareholders and the vote required for approval of the proposal is set forth under the description of the proposal below.

Preferred Shares held in "street name" as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Annual Meeting, or, if adjourned, one business day before the day to which the Annual Meeting is adjourned, and that would otherwise be treated as "broker non-votes" may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on the proposal in the same proportion as the votes cast by all Preferred shareholders as a class who have voted on the proposal or in the same proportion as the votes cast by all Preferred shareholders of the Fund who have voted on that item. Rule 452 permits proportionate voting of Preferred Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares "voted" and, for the purpose of meeting the 10% test, abstentions will not be treated as shares "voted" against the item.

Those persons who were shareholders of record at the close of business on September 20, 2005 will be entitled to one vote for each share held. As of September 20, 2005, the shares of the Funds were issued and outstanding as follows:

----------------------------------------------------------------------------------------------
    FUND                        TICKER SYMBOL*       COMMON SHARES       PREFERRED SHARES
----------------------------------------------------------------------------------------------
    Floating Rate                 JFR                 47,286,920         Series M    4,000
                                                                         Series T    4,000
                                                                         Series W    4,000
                                                                         Series F    4,000
----------------------------------------------------------------------------------------------
    Floating Rate Opportunity     JRO                 28,397,051         Series M    3,200
                                                                         Series TH   3,200
                                                                         Series F'   3,200
----------------------------------------------------------------------------------------------
    Tax-Advantaged Floating       JFP                 13,851,500         Series TH   3,120
    Rate
----------------------------------------------------------------------------------------------
    Senior Income                 NSL                 29,806,406         Series TH   1,840
----------------------------------------------------------------------------------------------
    Arizona Dividend              NFZ                  1,545,828         Series T      480
----------------------------------------------------------------------------------------------
    Arizona Dividend 2            NKR                  2,424,972         Series W      740
----------------------------------------------------------------------------------------------
    Arizona Dividend 3            NXE                  3,067,310         Series M      880
----------------------------------------------------------------------------------------------
    Arizona Premium               NAZ                  4,463,440         Series TH   1,200
----------------------------------------------------------------------------------------------
    California Value              NCA                 25,241,808         N/A
----------------------------------------------------------------------------------------------
    California Performance        NCP                 12,965,742         Series T    1,800
                                                                         Series W      640
                                                                         Series F    1,800
----------------------------------------------------------------------------------------------
    California Opportunity        NCO                  8,154,681         Series W    2,200
                                                                         Series F      520
----------------------------------------------------------------------------------------------
    California Investment         NQC                 13,580,232         Series M    3,600
                                                                         Series W      880
----------------------------------------------------------------------------------------------
    California Select             NVC                 23,096,654         Series T    2,400
                                                                         Series W    1,680
                                                                         Series TH   3,600
----------------------------------------------------------------------------------------------
    California Quality            NUC                 21,999,728         Series M    1,400
                                                                         Series W    3,000
                                                                         Series F    3,000
----------------------------------------------------------------------------------------------
    Insured California            NPC                  6,448,935         Series T    1,800
----------------------------------------------------------------------------------------------
    Insured California 2          NCL                 12,716,370         Series T    1,900
                                                                         Series TH   1,900
----------------------------------------------------------------------------------------------
    California Premium            NCU                  5,774,216         Series M    1,720
----------------------------------------------------------------------------------------------
    California Dividend           NAC                 23,421,710         Series TH   3,500
                                                                         Series F    3,500
----------------------------------------------------------------------------------------------
    California Dividend 2         NVX                 14,790,660         Series M    2,200
                                                                         Series F    2,200
----------------------------------------------------------------------------------------------
    California Dividend 3         NZH                 24,112,833         Series M    3,740
                                                                         Series TH   3,740
----------------------------------------------------------------------------------------------
    Insured California Dividend   NKL                 15,259,759         Series T    2,360
                                                                         Series F    2,360
----------------------------------------------------------------------------------------------
    Insured California Tax-Free   NKX                  5,883,301         Series TH   1,800
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
    FUND                        TICKER SYMBOL*       COMMON SHARES       PREFERRED SHARES
----------------------------------------------------------------------------------------------
    Connecticut Dividend          NFC                  2,566,305         Series T      780
----------------------------------------------------------------------------------------------
    Connecticut Dividend 2        NGK                  2,309,992         Series W      700
----------------------------------------------------------------------------------------------
    Connecticut Dividend 3        NGO                  4,352,554         Series F    1,280
----------------------------------------------------------------------------------------------
    Connecticut Premium           NTC                  5,350,023         Series TH   1,532
----------------------------------------------------------------------------------------------
    Insured Florida Tax-Free      NWF                  3,882,373         Series W    1,160
----------------------------------------------------------------------------------------------
    Insured Florida Premium       NFL                 14,386,727         Series W    1,640
                                                                         Series TH   2,800
----------------------------------------------------------------------------------------------
    Florida Investment            NQF                 16,584,289         Series T    3,080
                                                                         Series F    2,200
----------------------------------------------------------------------------------------------
    Florida Quality               NUF                 14,302,595         Series M    1,700
                                                                         Series TH   1,700
                                                                         Series F    1,280
----------------------------------------------------------------------------------------------
    Georgia Dividend              NZX                  1,962,625         Series M      600
----------------------------------------------------------------------------------------------
    Georgia Dividend 2            NKG                  4,553,660         Series F    1,320
----------------------------------------------------------------------------------------------
    Georgia Premium               NPG                  3,799,327         Series TH   1,112
----------------------------------------------------------------------------------------------
    Maryland Dividend             NFM                  4,167,793         Series M    1,280
----------------------------------------------------------------------------------------------
    Maryland Dividend 2           NZR                  4,176,211         Series F    1,280
----------------------------------------------------------------------------------------------
    Maryland Dividend 3           NWI                  5,359,275         Series T    1,560
----------------------------------------------------------------------------------------------
    Maryland Premium              NMY                 10,619,846         Series W    1,404
----------------------------------------------------------------------------------------------
    Insured Massachusetts         NGX                  2,721,006         Series TH   1,760
    Tax-Free                                                             Series W      820
----------------------------------------------------------------------------------------------
    Massachusetts Dividend        NMB                  1,952,234         Series T      600
----------------------------------------------------------------------------------------------
    Massachusetts Premium         NMT                  4,750,453         Series TH   1,360
----------------------------------------------------------------------------------------------
    Michigan Dividend             NZW                  2,061,972         Series W      640
----------------------------------------------------------------------------------------------
    Michigan Premium              NMP                  7,748,342         Series M      840
                                                                         Series TH   1,400
----------------------------------------------------------------------------------------------
    Michigan Quality              NUM                 11,706,154         Series TH   3,200
                                                                         Series F      560
----------------------------------------------------------------------------------------------
    Missouri Premium              NOM                  2,271,027         Series TH     640
----------------------------------------------------------------------------------------------
    New Jersey Dividend           NXJ                  6,557,606         Series T    1,920
----------------------------------------------------------------------------------------------
    New Jersey Dividend 2         NUJ                  4,511,237         Series W    1,380
----------------------------------------------------------------------------------------------
    New Jersey Investment         NQJ                 20,465,539         Series M    3,200
                                                                         Series TH   2,000
                                                                         Series F    1,280
----------------------------------------------------------------------------------------------
    New Jersey Premium            NNJ                 12,044,633         Series T      624
                                                                         Series W    1,440
                                                                         Series TH   1,600
----------------------------------------------------------------------------------------------
    North Carolina Dividend       NRB                  2,253,763         Series T      680
----------------------------------------------------------------------------------------------
    North Carolina Dividend 2     NNO                  3,741,658         Series F    1,120
----------------------------------------------------------------------------------------------
    North Carolina Dividend 3     NII                  3,927,750         Series W    1,120
----------------------------------------------------------------------------------------------
    North Carolina Premium        NNC                  6,338,218         Series TH   1,872
----------------------------------------------------------------------------------------------
    Ohio Dividend                 NXI                  4,236,796         Series W    1,240
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
    FUND                        TICKER SYMBOL*       COMMON SHARES       PREFERRED SHARES
----------------------------------------------------------------------------------------------
    Ohio Dividend 2               NBJ                  3,119,302         Series F      960
----------------------------------------------------------------------------------------------
    Ohio Dividend 3               NVJ                  2,157,883         Series T      660
----------------------------------------------------------------------------------------------
    Ohio Quality                  NUO                  9,714,245         Series M      680
                                                                         Series TH   1,400
                                                                         Series TH2  1,000
----------------------------------------------------------------------------------------------
    Pennsylvania Dividend         NXM                  3,311,847         Series T    1,000
----------------------------------------------------------------------------------------------
    Pennsylvania Dividend 2       NVY                  3,724,790         Series M    1,140
----------------------------------------------------------------------------------------------
    Pennsylvania Premium 2        NPY                 15,826,751         Series M      844
                                                                         Series TH   2,080
                                                                         Series F    1,800
----------------------------------------------------------------------------------------------
    Pennsylvania Investment       NQP                 16,301,498         Series T      880
                                                                         Series W    2,400
                                                                         Series TH   2,000
----------------------------------------------------------------------------------------------
    Texas Quality                 NTX                  9,495,144         Series M      760
                                                                         Series TH   2,000
----------------------------------------------------------------------------------------------
    Virginia Dividend             NGB                  3,124,483         Series W      960
----------------------------------------------------------------------------------------------
    Virginia Dividend 2           NNB                  5,711,464         Series M    1,680
----------------------------------------------------------------------------------------------
    Virginia Premium              NPV                  8,881,193         Series T      832
                                                                         Series TH   1,720
----------------------------------------------------------------------------------------------

* The common shares of all of the Funds are listed on the New York Stock Exchange, except NFZ, NKR, NXE, NCU, NVX, NZH, NKL, NKX, NFC, NGK, NGO, NWF, NZX, NKG, NPG, NFM, NZR, NWI, NGX, NMB, NZW, NOM, NXJ, NUJ, NRB, NNO, NII, NXI, NBJ, NVJ, NXM, NVY, NGB and NNB, which are listed on the American Stock Exchange.

ELECTION OF BOARD MEMBERS

GENERAL

At each Fund's Annual Meeting, Board Members are to be elected to serve until the next Annual Meeting or until their successors shall have been duly elected and qualified. Under the terms of each Fund's organizational documents (except California Value), under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Pursuant to the organizational documents of California Value, the Board is divided into three classes, with each class being elected to serve a term of three years. For California Value, three (3) Board Members are nominated to be elected at this meeting to serve for multiple year terms.

     A.  FOR EACH FUND EXCEPT CALIFORNIA VALUE:

          (i) Seven (7) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Bremner, Brown, Evans, Hunter, Kundert, Stockdale and Sunshine are nominees for election by all shareholders.

          (ii) Holders of Preferred Shares, each series voting together as a single class, are entitled to elect two (2) of the Board Members. Board Members Schneider and Schwertfeger are nominees for election by holders of Preferred Shares.

     B. FOR CALIFORNIA VALUE: The Board of California Value has designated Board Members Hunter, Kundert and Sunshine as Class II Board Members, and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2008, and until their successors have been duly elected and qualified. The remaining Board Members Bremner, Brown, Evans, Schneider, Schwertfeger and Stockdale are current and continuing Board Members. The Board of California Value has designated Board Members Brown and Schwertfeger as continuing Class I Board Members for terms that expire in 2007 and has designated Board Members Bremner, Evans, Schneider and Stockdale as continuing Class III Board Members for terms that expire in 2006.

For each Minnesota Corporation, the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Minnesota Corporation. For each Massachusetts Business Trust, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Massachusetts Business Trust.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund's present Board.

Except for California Value, Floating Rate Opportunity and Tax-Advantaged Floating Rate, all of the Board Member nominees except Board Members Kundert and Sunshine were last elected to each Fund's Board at the 2004 annual meeting of shareholders. In November 2004, Messrs. Kundert and Sunshine were appointed to each Fund's Board effective February 23, 2005. Messrs. Kundert and Sunshine are presented in this Joint Proxy Statement as nominees for election by shareholders and were nominated by the nominating and governance committee of each Fund's Board. Board Members Brown and Schwertfeger were last elected as Class I members of the Board of California Value at the 2004 annual meeting of shareholders. Board Members Bremner, Evans, Schneider and Stockdale were last elected as Class III members of the Board of California Value at the 2003 annual meeting of shareholders. This is the first Annual Meeting of Floating Rate Opportunity and Tax-Advantaged Floating Rate. The continuing Board Member nominees of Floating Rate Opportunity and Tax-Advantaged Floating Rate were elected by the initial shareholder of the Fund, Nuveen Asset Management ("NAM" or the "Adviser"), on June 22, 2004 and March 16, 2005, respectively.

Other than Mr. Schwertfeger, all Board Member nominees are not "interested persons" of the Funds or Adviser as defined in the Investment Company Act of 1940, as amended (the "1940 Act") and have never been an employee or director of Nuveen Investments, Inc. ("Nuveen"), the Adviser's parent company, or any affiliate ("Independent Board Members").

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES/BOARD MEMBERS

                                                                               NUMBER OF
                                                                               PORTFOLIOS
                                                                               IN FUND      OTHER
                                     TERM OF OFFICE                            COMPLEX      DIRECTORSHIPS
                       POSITION(S)   AND LENGTH           PRINCIPAL            OVERSEEN     HELD BY
NAME, ADDRESS          HELD WITH     OF TIME              OCCUPATION(S)        BY BOARD     BOARD
AND BIRTH DATE         FUND          SERVED(1)            DURING PAST 5 YEARS  MEMBER       MEMBER
---------------------------------------------------------------------------------------------------------
Nominees who are not
interested persons of
the Fund

Robert P. Bremner       Board        Term: Annual         Private Investor        155        N/A
c/o Nuveen              Member       Length of Service:   and Management
Investments, Inc.                    Since 1996           Consultant.
333 West Wacker Drive
Chicago, IL 60606
(8/22/40)

Lawrence H. Brown       Board        Term: Annual         Retired (1989) as       155        See
c/o Nuveen              Member       Length of Service:   Senior Vice                        Principal
Investments, Inc.                    Since 1993           President of The                   Occupation
333 West Wacker Drive                                     Northern Trust                     Description
Chicago, IL 60606                                         Company; Director,
(7/29/34)                                                 Community Advisory
                                                          Board for Highland
                                                          Park and Highwood,
                                                          United Way of the
                                                          North Shore (since
                                                          2002).

                                                                               NUMBER OF
                                                                               PORTFOLIOS
                                                                               IN FUND      OTHER
                                     TERM OF OFFICE                            COMPLEX      DIRECTORSHIPS
                       POSITION(S)   AND LENGTH           PRINCIPAL            OVERSEEN     HELD BY
NAME, ADDRESS          HELD WITH     OF TIME              OCCUPATION(S)        BY BOARD     BOARD
AND BIRTH DATE         FUND          SERVED(1)            DURING PAST 5 YEARS  MEMBER       MEMBER
---------------------------------------------------------------------------------------------------------
Jack B. Evans           Board        Term: Annual         President, The          155        See
c/o Nuveen              Member       Length of Service:   Hall-Perrine                       Principal
Investments, Inc.                    Since 1999           Foundation, a                      Occupation
333 West Wacker Drive                                     private                            Description
Chicago, IL 60606                                         philanthropic
(10/22/48)                                                corporation (since
                                                          1996); Director and
                                                          Vice Chairman,
                                                          United Fire Group,
                                                          a publicly held
                                                          company; Adjunct
                                                          Faculty Member,
                                                          University of Iowa;
                                                          Director, Gazette
                                                          Companies; Life
                                                          Trustee of Coe
                                                          College; Director,
                                                          Iowa College
                                                          Foundation;
                                                          formerly, Director,
                                                          Alliant Energy;
                                                          formerly, Director,
                                                          Federal Reserve
                                                          Bank of Chicago;
                                                          previously,
                                                          President and Chief
                                                          Operating Officer,
                                                          SCI Financial
                                                          Group, Inc., a
                                                          regional financial
                                                          services firm.
William C. Hunter       Board        Term: Annual         Dean and                155        See
c/o Nuveen              Member       Length of Service:   Distinguished                      Principal
Investments, Inc.                    Since 2004           Professor of                       Occupation
333 West Wacker Drive                                     Finance, School of                 Description
Chicago, IL 60606                                         Business at the
(3/6/48)                                                  University of
                                                          Connecticut;
                                                          previously, Senior
                                                          Vice President and
                                                          Director of
                                                          Research at the
                                                          Federal Reserve
                                                          Bank of Chicago
                                                          (1995-2003);
                                                          Director, Credit
                                                          Research Center at
                                                          Georgetown
                                                          University;
                                                          Director (since
                                                          2004) of Xerox
                                                          Corporation, a
                                                          publicly held
                                                          company.

                                                                               NUMBER OF
                                                                               PORTFOLIOS
                                                                               IN FUND      OTHER
                                     TERM OF OFFICE                            COMPLEX      DIRECTORSHIPS
                       POSITION(S)   AND LENGTH           PRINCIPAL            OVERSEEN     HELD BY
NAME, ADDRESS          HELD WITH     OF TIME              OCCUPATION(S)        BY BOARD     BOARD
AND BIRTH DATE         FUND          SERVED(1)            DURING PAST 5 YEARS  MEMBER       MEMBER
---------------------------------------------------------------------------------------------------------
David J. Kundert        Board        Term: Annual         Retired (2004) as       153        See
c/o Nuveen              Member       Length of Service:   Chairman, JPMorgan                 Principal
Investments, Inc.                    Since 2005           Fleming Asset                      Occupation
333 West Wacker Drive                                     Management,                        Description
Chicago, IL 60606                                         President and CEO,
(10/28/42)                                                Banc One Investment
                                                          Advisors
                                                          Corporation, and
                                                          President, One
                                                          Group Mutual Funds;
                                                          prior thereto,
                                                          Executive Vice
                                                          President, Bank One
                                                          Corporation and
                                                          Chairman and CEO,
                                                          Banc One Investment
                                                          Management Group;
                                                          Board of Regents,
                                                          Luther College;
                                                          currently a member
                                                          of the American and
                                                          Wisconsin Bar
                                                          Associations.

                                                                               NUMBER OF
                                                                               PORTFOLIOS
                                                                               IN FUND      OTHER
                                     TERM OF OFFICE                            COMPLEX      DIRECTORSHIPS
                       POSITION(S)   AND LENGTH           PRINCIPAL            OVERSEEN     HELD BY
NAME, ADDRESS          HELD WITH     OF TIME              OCCUPATION(S)        BY BOARD     BOARD
AND BIRTH DATE         FUND          SERVED(1)            DURING PAST 5 YEARS  MEMBER       MEMBER
---------------------------------------------------------------------------------------------------------
William J. Schneider    Board        Term: Annual         Chairman, formerly,     155        See
c/o Nuveen              Member       Length of Service:   Senior Partner and                 Principal
Investments, Inc.                    Since 1996           Chief Operating                    Occupation
333 West Wacker Drive                                     Officer (retired                   Description
Chicago, IL 60606                                         December 2004),
(9/24/44)                                                 Miller-Valentine
                                                          Partners Ltd., a
                                                          real estate
                                                          investment company;
                                                          formerly, Vice
                                                          President,
                                                          Miller-Valentine
                                                          Realty, a
                                                          construction
                                                          company; Director,
                                                          Chair of the
                                                          Finance Committee
                                                          and Member of the
                                                          Audit Committee of
                                                          Premier Health
                                                          Partners, the
                                                          not-for-profit
                                                          parent company of
                                                          Miami Valley
                                                          Hospital; President
                                                          of the Dayton
                                                          Philharmonic
                                                          Orchestra
                                                          Association, Board
                                                          Member, Regional
                                                          Leaders Forum which
                                                          promotes
                                                          cooperation on
                                                          economic
                                                          development issues;
                                                          Director and
                                                          Immediate Past
                                                          Chair, Dayton
                                                          Development
                                                          Coalition;
                                                          formerly, Member,
                                                          Community Advisory
                                                          Board, National
                                                          City Bank, Dayton,
                                                          Ohio and Business
                                                          Advisory Council,
                                                          Cleveland Federal
                                                          Reserve Bank.

                                                                               NUMBER OF
                                                                               PORTFOLIOS
                                                                               IN FUND      OTHER
                                     TERM OF OFFICE                            COMPLEX      DIRECTORSHIPS
                       POSITION(S)   AND LENGTH           PRINCIPAL            OVERSEEN     HELD BY
NAME, ADDRESS          HELD WITH     OF TIME              OCCUPATION(S)        BY BOARD     BOARD
AND BIRTH DATE         FUND          SERVED(1)            DURING PAST 5 YEARS  MEMBER       MEMBER
---------------------------------------------------------------------------------------------------------
Judith M. Stockdale     Board        Term: Annual         Executive Director,     155        N/A
c/o Nuveen              Member       Length of Service:   Gaylord and Dorothy
Investments, Inc.                    Since 1997           Donnelley
333 West Wacker Drive                                     Foundation (since
Chicago, IL 60606                                         1994); prior
(12/29/47)                                                thereto, Executive
                                                          Director, Great
                                                          Lakes Protection
                                                          Fund (from 1990 to
                                                          1994).
Eugene S. Sunshine      Board        Term: Annual         Senior Vice             155        See
c/o Nuveen              Member       Length of Service:   President for                      Principal
Investments, Inc.                    Since 2005           Business and                       Occupation
333 West Wacker Drive                                     Finance (since                     Description
Chicago, IL 60606                                         1997), Northwestern
(1/22/50)                                                 University;
                                                          Director (since
                                                          2003), Chicago
                                                          Board of Options
                                                          Exchange; Director
                                                          (since 2003),
                                                          National Mentor
                                                          Holdings, a
                                                          privately-held,
                                                          national provider
                                                          of home and
                                                          community-based
                                                          services; Chairman
                                                          (since 1997), Board
                                                          of Directors,
                                                          Rubicon, an
                                                          insurance company
                                                          owned by
                                                          Northwestern
                                                          University;
                                                          Director (since
                                                          1997), Evanston
                                                          Chamber of Commerce
                                                          and Evanston
                                                          Inventure, a
                                                          business
                                                          development
                                                          organization.

                                                                               NUMBER OF
                                                                               PORTFOLIOS
                                                                               IN FUND      OTHER
                                     TERM OF OFFICE                            COMPLEX      DIRECTORSHIPS
                       POSITION(S)   AND LENGTH           PRINCIPAL            OVERSEEN     HELD BY
NAME, ADDRESS          HELD WITH     OF TIME              OCCUPATION(S)        BY BOARD     BOARD
AND BIRTH DATE         FUND          SERVED(1)            DURING PAST 5 YEARS  MEMBER       MEMBER
---------------------------------------------------------------------------------------------------------
Timothy R.              Chairman     Term: Annual         Chairman and            155        See
Schwertfeger(2)         of the       Length of Service:   Director (since                    Principal
333 West Wacker Drive   Board and    Since 1996           1996) of Nuveen                    Occupation
Chicago, IL 60606       Board                             Investments, Inc.                  Description
(3/28/49)               Member                            and Nuveen
                                                          Investments, LLC;
                                                          Chairman and
                                                          Director (since
                                                          1997) of Nuveen
                                                          Asset Management;
                                                          Director (since
                                                          1996) of
                                                          Institutional
                                                          Capital
                                                          Corporation;
                                                          Chairman and
                                                          Director (since
                                                          1999) of
                                                          Rittenhouse Asset
                                                          Management, Inc.;
                                                          Chairman of Nuveen
                                                          Investments
                                                          Advisers, Inc.
                                                          (since 2002);
                                                          Director (from 1992
                                                          to 2004) and
                                                          Chairman (from 1996
                                                          to 2004) of Nuveen
                                                          Advisory Corp. and
                                                          Nuveen
                                                          Institutional
                                                          Advisory Corp.(3)
---------------------------------------------------------------------------------------------------------

(1) Length of Service indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.

(2) "Interested person" as defined in the 1940 Act, by reason of being an officer and director of each Fund's adviser.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were merged into Nuveen Asset Management, effective January 1, 2005.

BENEFICIAL OWNERSHIP

The following table lists the dollar range of equity securities beneficially owned by each Board Member nominee in each Fund and in all Nuveen funds overseen by the Board Member nominee as of December 31, 2004.

                                    DOLLAR RANGE OF EQUITY SECURITIES
----------------------------------------------------------------------------------------------------------
                                                                 TAX-
                                               FLOATING    ADVANTAGED
                                 FLOATING          RATE      FLOATING      SENIOR     ARIZONA      ARIZONA
    BOARD MEMBER NOMINEES            RATE   OPPORTUNITY       RATE(1)      INCOME    DIVIDEND   DIVIDEND 2
----------------------------------------------------------------------------------------------------------
Robert P. Bremner.............         $0           $0            N/A          $0          $0          $0
Lawrence H. Brown.............          0            0            N/A    1-10,000           0           0
Jack B. Evans.................          0            0            N/A     10,001-           0           0
                                                                           50,000
William C. Hunter.............          0            0            N/A           0           0           0
David J. Kundert(2)...........          0            0            N/A           0           0           0
William J. Schneider..........    10,001-            0            N/A           0           0           0
                                   50,000
Timothy R. Schwertfeger.......          0            0            N/A        Over           0           0
                                                                          100,000
Judith M. Stockdale...........          0            0            N/A           0           0           0
Eugene S. Sunshine(2).........          0            0            N/A           0           0           0
----------------------------------------------------------------------------------------------------------

                                 DOLLAR RANGE OF EQUITY SECURITIES
---------------------------------------------------------------------------------------------------
                            ARIZONA   ARIZONA   CALIFORNIA    CALIFORNIA    CALIFORNIA   CALIFORNIA
BOARD MEMBER NOMINEES    DIVIDEND 3   PREMIUM        VALUE   PERFORMANCE   OPPORTUNITY   INVESTMENT
---------------------------------------------------------------------------------------------------
Robert P. Bremner......     $ 0         $ 0        $ 0           $ 0           $ 0          $ 0
Lawrence H. Brown......       0           0          0             0             0            0
Jack B. Evans..........       0           0          0             0             0            0
William C. Hunter......       0           0          0             0             0            0
David J. Kundert(2)....       0           0          0             0             0            0
William J. Schneider...       0           0          0             0             0            0
Timothy R.
  Schwertfeger.........       0           0          0             0             0            0
Judith M. Stockdale....       0           0          0             0             0            0
Eugene S.
  Sunshine(2)..........       0           0          0             0             0            0
---------------------------------------------------------------------------------------------------

                                  DOLLAR RANGE OF EQUITY SECURITIES
------------------------------------------------------------------------------------------------------
                         CALIFORNIA   CALIFORNIA      INSURED        INSURED   CALIFORNIA   CALIFORNIA
BOARD MEMBER NOMINEES        SELECT      QUALITY   CALIFORNIA   CALIFORNIA 2      PREMIUM     DIVIDEND
------------------------------------------------------------------------------------------------------
Robert P. Bremner......     $ 0          $ 0          $ 0           $ 0           $ 0          $ 0
Lawrence H. Brown......       0            0            0             0             0            0
Jack B. Evans..........       0            0            0             0             0            0
William C. Hunter......       0            0            0             0             0            0
David J. Kundert(2)....       0            0            0             0             0            0
William J. Schneider...       0            0            0             0             0            0
Timothy R.
  Schwertfeger.........       0            0            0             0             0            0
Judith M. Stockdale....       0            0            0             0             0            0
Eugene S.
  Sunshine(2)..........       0            0            0             0             0            0
------------------------------------------------------------------------------------------------------

                                  DOLLAR RANGE OF EQUITY SECURITIES
------------------------------------------------------------------------------------------------------
                                                      INSURED      INSURED
                         CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA   CONNECTICUT   CONNECTICUT
BOARD MEMBER NOMINEES    DIVIDEND 2   DIVIDEND 3     DIVIDEND     TAX-FREE      DIVIDEND    DIVIDEND 2
------------------------------------------------------------------------------------------------------
Robert P. Bremner......     $ 0          $ 0          $ 0          $ 0           $ 0           $ 0
Lawrence H. Brown......       0            0            0            0             0             0
Jack B. Evans..........       0            0            0            0             0             0
William C. Hunter......       0            0            0            0             0             0
David J. Kundert(2)....       0            0            0            0             0             0
William J. Schneider...       0            0            0            0             0             0
Timothy R.
  Schwertfeger.........       0            0            0            0             0             0
Judith M. Stockdale....       0            0            0            0             0             0
Eugene S.
  Sunshine(2)..........       0            0            0            0             0             0
------------------------------------------------------------------------------------------------------

                              DOLLAR RANGE OF EQUITY SECURITIES
----------------------------------------------------------------------------------------------
                                                      INSURED   INSURED
                         CONNECTICUT   CONNECTICUT    FLORIDA   FLORIDA      FLORIDA   FLORIDA
BOARD MEMBER NOMINEES    DIVIDEND 3        PREMIUM   TAX-FREE   PREMIUM   INVESTMENT   QUALITY
----------------------------------------------------------------------------------------------
Robert P. Bremner......      $ 0           $ 0         $ 0        $ 0        $ 0         $ 0
Lawrence H. Brown......        0             0           0          0          0           0
Jack B. Evans..........        0             0           0          0          0           0
William C. Hunter......        0             0           0          0          0           0
David J. Kundert(2)....        0             0           0          0          0           0
William J. Schneider...        0             0           0          0          0           0
Timothy R.
  Schwertfeger.........        0             0           0          0          0           0
Judith M. Stockdale....        0             0           0          0          0           0
Eugene S.
  Sunshine(2)..........        0             0           0          0          0           0
----------------------------------------------------------------------------------------------

                       DOLLAR RANGE OF EQUITY SECURITIES
--------------------------------------------------------------------------------
                          GEORGIA      GEORGIA   GEORGIA   MARYLAND     MARYLAND
BOARD MEMBER NOMINEES    DIVIDEND   DIVIDEND 2   PREMIUM   DIVIDEND   DIVIDEND 2
--------------------------------------------------------------------------------
Robert P. Bremner......    $ 0         $ 0         $ 0       $ 0          $ 0
Lawrence H. Brown......      0           0           0         0            0
Jack B. Evans..........      0           0           0         0            0
William C. Hunter......      0           0           0         0            0
David J. Kundert(2)....      0           0           0         0            0
William J. Schneider...      0           0           0         0            0
Timothy R.
  Schwertfeger.........      0           0           0         0            0
Judith M. Stockdale....      0           0           0         0            0
Eugene S.
  Sunshine(2)..........      0           0           0         0            0
--------------------------------------------------------------------------------

                              DOLLAR RANGE OF EQUITY SECURITIES
----------------------------------------------------------------------------------------------
                                                       INSURED
                           MARYLAND   MARYLAND   MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS
BOARD MEMBER NOMINEES    DIVIDEND 3    PREMIUM        TAX-FREE        DIVIDEND         PREMIUM
----------------------------------------------------------------------------------------------
Robert P. Bremner......      $ 0        $ 0           $ 0             $ 0             $ 0
Lawrence H. Brown......        0          0             0               0               0
Jack B. Evans..........        0          0             0               0               0
William C. Hunter......        0          0             0               0               0
David J. Kundert(2)....        0          0             0               0               0
William J. Schneider...        0          0             0               0               0
Timothy R.
  Schwertfeger.........        0          0             0               0               0
Judith M. Stockdale....        0          0             0               0               0
Eugene S.
  Sunshine(2)..........        0          0             0               0               0
----------------------------------------------------------------------------------------------

                       DOLLAR RANGE OF EQUITY SECURITIES
-------------------------------------------------------------------------------
                         MICHIGAN   MICHIGAN   MICHIGAN   MISSOURI   NEW JERSEY
BOARD MEMBER NOMINEES    DIVIDEND    PREMIUM    QUALITY    PREMIUM     DIVIDEND
-------------------------------------------------------------------------------
Robert P. Bremner......    $ 0        $ 0        $ 0        $ 0         $ 0
Lawrence H. Brown......      0          0          0          0           0
Jack B. Evans..........      0          0          0          0           0
William C. Hunter......      0          0          0          0           0
David J. Kundert(2)....      0          0          0          0           0
William J. Schneider...      0          0          0          0           0
Timothy R.
  Schwertfeger.........      0          0          0          0           0
Judith M. Stockdale....      0          0          0          0           0
Eugene S.
  Sunshine(2)..........      0          0          0          0           0
-------------------------------------------------------------------------------

                          DOLLAR RANGE OF EQUITY SECURITIES
-------------------------------------------------------------------------------------
                                                                   NORTH        NORTH
                         NEW JERSEY   NEW JERSEY   NEW JERSEY   CAROLINA     CAROLINA
BOARD MEMBER NOMINEES    DIVIDEND 2   INVESTMENT      PREMIUM   DIVIDEND   DIVIDEND 2
-------------------------------------------------------------------------------------
Robert P. Bremner......     $ 0          $ 0          $ 0         $ 0          $ 0
Lawrence H. Brown......       0            0            0           0            0
Jack B. Evans..........       0            0            0           0            0
William C. Hunter......       0            0            0           0            0
David J. Kundert(2)....       0            0            0           0            0
William J. Schneider...       0            0            0           0            0
Timothy R.
  Schwertfeger.........       0            0            0           0            0
Judith M. Stockdale....       0            0            0           0            0
Eugene S.
  Sunshine(2)..........       0            0            0           0            0
-------------------------------------------------------------------------------------

                         DOLLAR RANGE OF EQUITY SECURITIES
-----------------------------------------------------------------------------------
                              NORTH      NORTH
                           CAROLINA   CAROLINA       OHIO         OHIO         OHIO
BOARD MEMBER NOMINEES    DIVIDEND 3    PREMIUM   DIVIDEND   DIVIDEND 2   DIVIDEND 3
-----------------------------------------------------------------------------------
Robert P. Bremner......      $ 0        $ 0         $ 0         $ 0          $ 0
Lawrence H. Brown......        0          0           0           0            0
Jack B. Evans..........        0          0           0           0            0
William C. Hunter......        0          0           0           0            0
David J. Kundert(2)....        0          0           0           0            0
William J. Schneider...        0          0           0           0            0
Timothy R.
  Schwertfeger.........        0          0           0           0            0
Judith M. Stockdale....        0          0           0           0            0
Eugene S.
  Sunshine(2)..........        0          0           0           0            0
-----------------------------------------------------------------------------------

                             DOLLAR RANGE OF EQUITY SECURITIES
--------------------------------------------------------------------------------------------
                            OHIO   PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA
BOARD MEMBER NOMINEES    QUALITY       DIVIDEND     DIVIDEND 2      PREMIUM 2     INVESTMENT
--------------------------------------------------------------------------------------------
Robert P. Bremner......    $ 0         $ 0            $ 0            $ 0            $ 0
Lawrence H. Brown......      0           0              0              0              0
Jack B. Evans..........      0           0              0              0              0
William C. Hunter......      0           0              0              0              0
David J. Kundert(2)....      0           0              0              0              0
William J. Schneider...      0           0              0              0              0
Timothy R.
  Schwertfeger.........      0           0              0              0              0
Judith M. Stockdale....      0           0              0              0              0
Eugene S.
  Sunshine(2)..........      0           0              0              0              0
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                                  AGGREGATE DOLLAR
                                                                                   RANGE OF EQUITY
                                                                                 SECURITIES IN ALL
                                                                                        REGISTERED
                                                                                        INVESTMENT
                                                                                         COMPANIES
                                                                                       OVERSEEN BY
                                                                                      BOARD MEMBER
                      DOLLAR RANGE OF EQUITY SECURITIES                                NOMINEES IN
------------------------------------------------------------------------------           FAMILY OF
                                    TEXAS    VIRGINIA     VIRGINIA    VIRGINIA          INVESTMENT
BOARD MEMBER NOMINEES             QUALITY    DIVIDEND   DIVIDEND 2     PREMIUM        COMPANIES(3)
--------------------------------------------------------------------------------------------------
Robert P. Bremner.............         $0          $0          $0           $0      Over $100,000
Lawrence H. Brown.............          0           0           0            0      Over $100,000
Jack B. Evans.................          0           0           0            0      Over $100,000
William C. Hunter.............          0           0           0            0   $50,001-$100,000
David J. Kundert(2)...........          0           0           0            0                  0
William J. Schneider..........          0           0           0            0      Over $100,000
Timothy R. Schwertfeger.......          0           0           0            0      Over $100,000
Judith M. Stockdale...........          0           0           0            0      Over $100,000
Eugene S. Sunshine(2).........          0           0           0            0   $50,001-$100,000
--------------------------------------------------------------------------------------------------

(1) Tax-Advantaged Floating Rate Fund did not commence operations until March 16, 2005.

(2) In November 2004, Messrs. Kundert and Sunshine were appointed to each Fund's Board, effective February 23, 2005. Mr. Sunshine did own shares of Nuveen Funds prior to his being appointed as a Board Member.

(3) The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by the Board Member.

The following table sets forth, for each Board Member and for the Board Members and officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2004. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.

                           FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
---------------------------------------------------------------------------------------------------------
                                                                TAX-
                                              FLOATING    ADVANTAGED
                                FLOATING          RATE      FLOATING      SENIOR     ARIZONA      ARIZONA
BOARD MEMBER NOMINEES               RATE   OPPORTUNITY       RATE(2)      INCOME    DIVIDEND   DIVIDEND 2
---------------------------------------------------------------------------------------------------------
Robert P. Bremner.............         0            0            N/A           0           0           0
Lawrence H. Brown.............         0            0            N/A       1,000           0           0
Jack B. Evans.................         0            0            N/A       5,000           0           0
William C. Hunter.............         0            0            N/A           0           0           0
David J. Kundert(3)...........         0            0            N/A           0           0           0
William J. Schneider..........     1,000            0            N/A           0           0           0
Timothy R. Schwertfeger.......         0            0            N/A      49,000           0           0
Judith M. Stockdale...........         0            0            N/A           0           0           0
Eugene S. Sunshine(3).........         0            0            N/A           0           0           0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................     1,000            0            N/A      59,525           0           0
---------------------------------------------------------------------------------------------------------

                            FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
----------------------------------------------------------------------------------------------------------
                                   ARIZONA   ARIZONA   CALIFORNIA    CALIFORNIA    CALIFORNIA   CALIFORNIA
BOARD MEMBER NOMINEES           DIVIDEND 3   PREMIUM        VALUE   PERFORMANCE   OPPORTUNITY   INVESTMENT
----------------------------------------------------------------------------------------------------------
Robert P. Bremner.............       0           0          0             0             0            0
Lawrence H. Brown.............       0           0          0             0             0            0
Jack B. Evans.................       0           0          0             0             0            0
William C. Hunter.............       0           0          0             0             0            0
David J. Kundert(3)...........       0           0          0             0             0            0
William J. Schneider..........       0           0          0             0             0            0
Timothy R. Schwertfeger.......       0           0          0             0             0            0
Judith M. Stockdale...........       0           0          0             0             0            0
Eugene S. Sunshine(3).........       0           0          0             0             0            0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................       0           0          0             0             0            0
----------------------------------------------------------------------------------------------------------

                             FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
-------------------------------------------------------------------------------------------------------------
                                CALIFORNIA   CALIFORNIA      INSURED        INSURED   CALIFORNIA   CALIFORNIA
BOARD MEMBER NOMINEES               SELECT      QUALITY   CALIFORNIA   CALIFORNIA 2      PREMIUM     DIVIDEND
-------------------------------------------------------------------------------------------------------------
Robert P. Bremner.............       0            0            0             0             0            0
Lawrence H. Brown.............       0            0            0             0             0            0
Jack B. Evans.................       0            0            0             0             0            0
William C. Hunter.............       0            0            0             0             0            0
David J. Kundert(3)...........       0            0            0             0             0            0
William J. Schneider..........       0            0            0             0             0            0
Timothy R. Schwertfeger.......       0            0            0             0             0            0
Judith M. Stockdale...........       0            0            0             0             0            0
Eugene S. Sunshine(3).........       0            0            0             0             0            0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................       0            0            0             0             0            0
-------------------------------------------------------------------------------------------------------------

                             FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
-------------------------------------------------------------------------------------------------------------
                                                             INSURED      INSURED
                                CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA   CONNECTICUT   CONNECTICUT
BOARD MEMBER NOMINEES           DIVIDEND 2   DIVIDEND 3     DIVIDEND     TAX-FREE      DIVIDEND    DIVIDEND 2
-------------------------------------------------------------------------------------------------------------
Robert P. Bremner.............       0            0            0            0             0             0
Lawrence H. Brown.............       0            0            0            0             0             0
Jack B. Evans.................       0            0            0            0             0             0
William C. Hunter.............       0            0            0            0             0             0
David J. Kundert(3)...........       0            0            0            0             0             0
William J. Schneider..........       0            0            0            0             0             0
Timothy R. Schwertfeger.......       0            0            0            0             0             0
Judith M. Stockdale...........       0            0            0            0             0             0
Eugene S. Sunshine(3).........       0            0            0            0             0             0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................       0            0            0            0             0             0
-------------------------------------------------------------------------------------------------------------

                         FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
-----------------------------------------------------------------------------------------------------
                                                             INSURED   INSURED
                                CONNECTICUT   CONNECTICUT    FLORIDA   FLORIDA      FLORIDA   FLORIDA
BOARD MEMBER NOMINEES            DIVIDEND 3       PREMIUM   TAX-FREE   PREMIUM   INVESTMENT   QUALITY
-----------------------------------------------------------------------------------------------------
Robert P. Bremner.............        0             0           0          0          0           0
Lawrence H. Brown.............        0             0           0          0          0           0
Jack B. Evans.................        0             0           0          0          0           0
William C. Hunter.............        0             0           0          0          0           0
David J. Kundert(3)...........        0             0           0          0          0           0
William J. Schneider..........        0             0           0          0          0           0
Timothy R. Schwertfeger.......        0             0           0          0          0           0
Judith M. Stockdale...........        0             0           0          0          0           0
Eugene S. Sunshine(3).........        0             0           0          0          0           0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................        0             0           0          0          0           0
-----------------------------------------------------------------------------------------------------

                         FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
----------------------------------------------------------------------------------------------------
                                 GEORGIA      GEORGIA   GEORGIA   MARYLAND     MARYLAND     MARYLAND
BOARD MEMBER NOMINEES           DIVIDEND   DIVIDEND 2   PREMIUM   DIVIDEND   DIVIDEND 2   DIVIDEND 3
----------------------------------------------------------------------------------------------------
Robert P. Bremner.............      0           0           0         0            0            0
Lawrence H. Brown.............      0           0           0         0            0            0
Jack B. Evans.................      0           0           0         0            0            0
William C. Hunter.............      0           0           0         0            0            0
David J. Kundert(3)...........      0           0           0         0            0            0
William J. Schneider..........      0           0           0         0            0            0
Timothy R. Schwertfeger.......      0           0           0         0            0            0
Judith M. Stockdale...........      0           0           0         0            0            0
Eugene S. Sunshine(3).........      0           0           0         0            0            0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................      0           0           0         0            0            0
----------------------------------------------------------------------------------------------------

                              FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
--------------------------------------------------------------------------------------------------------------
                                                 INSURED
                                MARYLAND   MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS   MICHIGAN   MICHIGAN
BOARD MEMBER NOMINEES            PREMIUM        TAX-FREE        DIVIDEND         PREMIUM   DIVIDEND    PREMIUM
--------------------------------------------------------------------------------------------------------------
Robert P. Bremner.............      0             0               0               0            0          0
Lawrence H. Brown.............      0             0               0               0            0          0
Jack B. Evans.................      0             0               0               0            0          0
William C. Hunter.............      0             0               0               0            0          0
David J. Kundert(3)...........      0             0               0               0            0          0
William J. Schneider..........      0             0               0               0            0          0
Timothy R. Schwertfeger.......      0             0               0               0            0          0
Judith M. Stockdale...........      0             0               0               0            0          0
Eugene S. Sunshine(3).........      0             0               0               0            0          0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................      0             0               0               0            0          0
--------------------------------------------------------------------------------------------------------------

                          FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
-------------------------------------------------------------------------------------------------------
                                MICHIGAN   MISSOURI   NEW JERSEY   NEW JERSEY   NEW JERSEY   NEW JERSEY
BOARD MEMBER NOMINEES            QUALITY    PREMIUM     DIVIDEND   DIVIDEND 2   INVESTMENT      PREMIUM
-------------------------------------------------------------------------------------------------------
Robert P. Bremner.............      0          0           0            0            0            0
Lawrence H. Brown.............      0          0           0            0            0            0
Jack B. Evans.................      0          0           0            0            0            0
William C. Hunter.............      0          0           0            0            0            0
David J. Kundert(3)...........      0          0           0            0            0            0
William J. Schneider..........      0          0           0            0            0            0
Timothy R. Schwertfeger.......      0          0           0            0            0            0
Judith M. Stockdale...........      0          0           0            0            0            0
Eugene S. Sunshine(3).........      0          0           0            0            0            0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................      0          0           0            0            0            0
-------------------------------------------------------------------------------------------------------

                             FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
------------------------------------------------------------------------------------------------------------
                                NORTH CAROLINA   NORTH CAROLINA   NORTH CAROLINA   NORTH CAROLINA       OHIO
BOARD MEMBER NOMINEES              DIVIDEND          DIVIDEND 2       DIVIDEND 3          PREMIUM   DIVIDEND
------------------------------------------------------------------------------------------------------------
Robert P. Bremner.............         0                0                0                0              0
Lawrence H. Brown.............         0                0                0                0              0
Jack B. Evans.................         0                0                0                0              0
William C. Hunter.............         0                0                0                0              0
David J. Kundert(3)...........         0                0                0                0              0
William J. Schneider..........         0                0                0                0              0
Timothy R. Schwertfeger.......         0                0                0                0              0
Judith M. Stockdale...........         0                0                0                0              0
Eugene S. Sunshine(3).........         0                0                0                0              0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................         0                0                0                0              0
------------------------------------------------------------------------------------------------------------

               FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
--------------------------------------------------------------------------------
                                   OHIO            OHIO      OHIO   PENNSYLVANIA
BOARD MEMBER NOMINEES           DIVIDEND 2   DIVIDEND 3   QUALITY       DIVIDEND
--------------------------------------------------------------------------------
Robert P. Bremner.............        0            0          0           0
Lawrence H. Brown.............        0            0          0           0
Jack B. Evans.................        0            0          0           0
William C. Hunter.............        0            0          0           0
David J. Kundert(3)...........        0            0          0           0
William J. Schneider..........        0            0          0           0
Timothy R. Schwertfeger.......        0            0          0           0
Judith M. Stockdale...........        0            0          0           0
Eugene S. Sunshine(3).........        0            0          0           0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................        0            0          0           0
--------------------------------------------------------------------------------

            FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
---------------------------------------------------------------------------
                                 PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA
BOARD MEMBER NOMINEES             DIVIDEND 2     PREMIUM 2      INVESTMENT
---------------------------------------------------------------------------
Robert P. Bremner.............          0              0              0
Lawrence H. Brown.............          0              0              0
Jack B. Evans.................          0              0              0
William C. Hunter.............          0              0              0
David J. Kundert(3)...........          0              0              0
William J. Schneider..........          0              0              0
Timothy R. Schwertfeger.......          0              0              0
Judith M. Stockdale...........          0              0              0
Eugene S. Sunshine(3).........          0              0              0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................          0              0              0
---------------------------------------------------------------------------

              FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
------------------------------------------------------------------------------
                                    TEXAS    VIRGINIA     VIRGINIA    VIRGINIA
BOARD MEMBER NOMINEES             QUALITY    DIVIDEND   DIVIDEND 2     PREMIUM
------------------------------------------------------------------------------
Robert P. Bremner.............          0           0           0            0
Lawrence H. Brown.............          0           0           0            0
Jack B. Evans.................          0           0           0            0
William C. Hunter.............          0           0           0            0
David J. Kundert(3)...........          0           0           0            0
William J. Schneider..........          0           0           0            0
Timothy R. Schwertfeger.......          0           0           0            0
Judith M. Stockdale...........          0           0           0            0
Eugene S. Sunshine(3).........          0           0           0            0
ALL BOARD MEMBERS AND OFFICERS
  AS A GROUP..................          0           0           0            0
------------------------------------------------------------------------------

(1) The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described below.

(2) Tax-Advantaged Floating Rate Fund did not commence operations until March 16, 2005.

(3) In November 2004, Messrs. Kundert and Sunshine were appointed to each Fund's Board, effective February 23, 2005. Mr. Sunshine did own shares of Nuveen Funds prior to his being appointed as a Board Member.

On December 31, 2004, Board Members and executive officers as a group beneficially owned 1,196,807 common shares of all funds managed by Adviser (includes deferred units and shares held by the executive officers in Nuveen's 401(k)/profit sharing plan). Each Board Member's individual beneficial shareholdings of each Fund constitute less than 1% of the outstanding shares of each Fund. As of July 31, 2005, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding common shares of each Fund. As of September 20, 2005, the Funds were not aware that any shareholder beneficially owned more than 5% of any class of shares of any Fund, except as listed below:

---------------------------------------------------------------------------------------
                                  SHAREHOLDER NAME AND            AMOUNT OF  PERCENTAGE
FUND AND CLASS                    ADDRESS(1)                   SHARES OWNED       OWNED
---------------------------------------------------------------------------------------
Senior Income Fund  -- Common     First Trust Portfolios L.P.     3,122,382       10.5%
  Shares                          1001 Warrenville Road
                                  Lisle, IL 60532
                                  First Trust Advisors L.P.
                                  1001 Warrenville Road
                                  Lisle, IL 60532
                                  The Charger Corporation
                                  1001 Warrenville Road
                                  Lisle, IL 60532
---------------------------------------------------------------------------------------

(1) First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation are shared beneficial owners of the amount and percentage of Senior Income shares shown. Information is based on a Schedule 13G filed on behalf of First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation on June 10, 2005.

COMPENSATION

For all Nuveen funds, Independent Board Members receive an $85,000 annual retainer plus (a) a fee of $2,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $1,000 per day for attendance in person where such in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,000 per day for attendance in person at an audit committee or compliance, risk management and regulatory oversight committee meeting where in-person attendance is required and $750 per day for audit committee attendance by telephone or in person where in-person attendance is not required and $500 per day for compliance, risk management and regulatory oversight committee attendance by telephone or in person where in-person attendance is not required;
(d) a fee of $500 per day for attendance in person or by telephone for a meeting of the dividend committee; and (e) a fee of $500 per day for attendance in person at all other committee meetings (including ad hoc committee meetings and shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per day for attendance by telephone or in person at such meetings where in-person attendance is not required, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the chairperson of each committee of the Board (except the dividend committee and executive committee) receives $5,000 as an addition to the annual retainer paid to such individuals. When ad hoc committees are organized, the Board may provide for additional compensation to be paid to the members of such committees. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund. The Board Member affiliated with Nuveen and the Adviser serves without any compensation from the Funds.

The boards of certain Nuveen funds (the "Participating Funds") established a Deferred Compensation Plan for Independent Board Members ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds. Each Independent Board Member, other than Mr. Brown, has elected to defer at least a portion of his or her fees. The Funds that are Participating Funds under the Deferred Compensation Plan are Floating Rate, Floating Rate Opportunity, Senior Income, California Value, California Performance, California Investment, California Select, California Quality, Insured California 2, California Dividend, California Dividend 2, California Dividend 3, Insured California Dividend, Insured Florida Premium, Florida Investment, Florida Quality, Michigan Quality, New Jersey Investment, New Jersey Premium, Pennsylvania Premium 2 and Pennsylvania Investment.

The table below shows, for each Independent Board Member, the aggregate compensation (i) paid by each Fund to each Board Member for its last fiscal year and (ii) paid (including deferred fees) for service on the boards of the Nuveen open-end and closed-end funds managed by the Adviser for the calendar year ended 2004. Mr. Schwertfeger, a Board Member who is an interested person of the Funds, does not receive any compensation from the Funds or any Nuveen funds.

                                  AGGREGATE COMPENSATION FROM THE FUNDS(2)
------------------------------------------------------------------------------------------------------------
                                                                 TAX-
                                               FLOATING    ADVANTAGED
                                 FLOATING          RATE      FLOATING        SENIOR     ARIZONA      ARIZONA
BOARD MEMBER NOMINEES                RATE   OPPORTUNITY          RATE        INCOME    DIVIDEND   DIVIDEND 2
------------------------------------------------------------------------------------------------------------
Robert P. Bremner.............      2,166        1,206            323           623          72         113
Lawrence H. Brown.............      1,891        2,050            133           545          63          99
Jack B. Evans.................      2,229        2,233            135           640          73         115
William C. Hunter.............      1,847        1,008            116           519          59          92
David J. Kundert(1)...........        757          454            116           213          24          38
William J. Schneider..........      2,251        1,249            126           647          72         113
Judith M. Stockdale...........      1,801          998            316           506          59          92
Eugene S. Sunshine(1).........        984          590            118           285          32          50
------------------------------------------------------------------------------------------------------------

                             AGGREGATE COMPENSATION FROM THE FUNDS(2)
---------------------------------------------------------------------------------------------------
                            ARIZONA   ARIZONA   CALIFORNIA    CALIFORNIA    CALIFORNIA   CALIFORNIA
BOARD MEMBER NOMINEES    DIVIDEND 3   PREMIUM        VALUE   PERFORMANCE   OPPORTUNITY   INVESTMENT
---------------------------------------------------------------------------------------------------
Robert P. Bremner......      134        189         522          622           394           657
Lawrence H. Brown......      118        167         506          603           386           637
Jack B. Evans..........      137        194         537          640           403           677
William C. Hunter......      109        155         453          540           322           570
David J. Kundert(1)....       45         64         186          222           135           234
William J. Schneider...      133        189         528          629           394           665
Judith M. Stockdale....      110        155         436          520           324           549
Eugene S.
  Sunshine(1)..........       60         85         230          274           168           289
---------------------------------------------------------------------------------------------------

                               AGGREGATE COMPENSATION FROM THE FUNDS(2)
------------------------------------------------------------------------------------------------------
                                                                                               INSURED
                              INSURED   CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
BOARD MEMBER NOMINEES    CALIFORNIA 2      PREMIUM     DIVIDEND   DIVIDEND 2   DIVIDEND 3     DIVIDEND
------------------------------------------------------------------------------------------------------
Robert P. Bremner......       582           256         1,097         677         1,105         717
Lawrence H. Brown......       565           251         1,064         657         1,071         696
Jack B. Evans..........       600           262         1,130         698         1,138         739
William C. Hunter......       506           210           953         588           959         623
David J. Kundert(1)....       208            88           392         243           396         257
William J. Schneider...       589           256         1,110         685         1,118         726
Judith M. Stockdale....       487           211           918         566           924         600
Eugene S.
  Sunshine(1)..........       257           109           485         300           489         317
------------------------------------------------------------------------------------------------------

                              AGGREGATE COMPENSATION FROM THE FUNDS(2)
----------------------------------------------------------------------------------------------------
                                                                                             INSURED
                         CALIFORNIA   CALIFORNIA      INSURED   CONNECTICUT   CONNECTICUT    FLORIDA
BOARD MEMBER NOMINEES        SELECT      QUALITY   CALIFORNIA    DIVIDEND 3       PREMIUM   TAX-FREE
----------------------------------------------------------------------------------------------------
Robert P. Bremner......     1,122        1,071         298          184           230          158
Lawrence H. Brown......     1,088        1,039         292          170           212          152
Jack B. Evans..........     1,155        1,103         305          184           229          158
William C. Hunter......       974          930         244          155           193          138
David J. Kundert(1)....       401          384         101           24            29           21
William J. Schneider...     1,135        1,084         298          173           216          156
Judith M. Stockdale....       938          896         245          156           194          139
Eugene S.
  Sunshine(1)..........       495          474         126           25            31           22
----------------------------------------------------------------------------------------------------

                              AGGREGATE COMPENSATION FROM THE FUNDS(2)
----------------------------------------------------------------------------------------------------
                            INSURED
                         CALIFORNIA   CONNECTICUT   CONNECTICUT   MARYLAND     MARYLAND     MARYLAND
BOARD MEMBER NOMINEES      TAX-FREE      DIVIDEND    DIVIDEND 2   DIVIDEND   DIVIDEND 2   DIVIDEND 3
----------------------------------------------------------------------------------------------------
Robert P. Bremner......      265          113           103          182         185          226
Lawrence H. Brown......      260          104            95          168         170          209
Jack B. Evans..........      271          112           103          182         184          226
William C. Hunter......      217           95            86          153         155          190
David J. Kundert(1)....       90           14            13           23          24           29
William J. Schneider...      264          106            97          171         173          212
Judith M. Stockdale....      218           95            87          154         156          191
Eugene S.
  Sunshine(1)..........      113           15            14           25          25           31
----------------------------------------------------------------------------------------------------

                        AGGREGATE COMPENSATION FROM THE FUNDS(2)
-----------------------------------------------------------------------------------------
                         INSURED
                         FLORIDA      FLORIDA   FLORIDA    GEORGIA      GEORGIA   GEORGIA
BOARD MEMBER NOMINEES    PREMIUM   INVESTMENT   QUALITY   DIVIDEND   DIVIDEND 2   PREMIUM
-----------------------------------------------------------------------------------------
Robert P. Bremner......    644        726         634        86         191         163
Lawrence H. Brown......    612        690         603        80         176         151
Jack B. Evans..........    646        728         636        86         190         163
William C. Hunter......    586        661         577        72         160         137
David J. Kundert(1)....     87         98          86        11          24          21
William J. Schneider...    633        714         623        81         179         153
Judith M. Stockdale....    601        678         592        73         161         138
Eugene S.
  Sunshine(1)..........     91        103          90        12          26          22
-----------------------------------------------------------------------------------------

                          AGGREGATE COMPENSATION FROM THE FUNDS(2)
--------------------------------------------------------------------------------------------
                                          INSURED
                         MARYLAND   MASSACHUSETTS   MASSACHUSETTS   MASSACHUSETTS   MICHIGAN
BOARD MEMBER NOMINEES     PREMIUM        TAX-FREE        DIVIDEND         PREMIUM   DIVIDEND
--------------------------------------------------------------------------------------------
Robert P. Bremner......    456           116              87             202           95
Lawrence H. Brown......    422           107              81             186           84
Jack B. Evans..........    456           116              87             202           98
William C. Hunter......    383            98              73             169           78
David J. Kundert(1)....     58            15              11              26           32
William J. Schneider...    429           109              82             190           95
Judith M. Stockdale....    386            98              74             171           78
Eugene S.
  Sunshine(1)..........     62            16              12              27           43
--------------------------------------------------------------------------------------------

                            AGGREGATE COMPENSATION FROM THE FUNDS(2)
------------------------------------------------------------------------------------------------
                         MICHIGAN   MISSOURI   NEW JERSEY   NEW JERSEY   NEW JERSEY   NEW JERSEY
BOARD MEMBER NOMINEES     QUALITY    PREMIUM     DIVIDEND   DIVIDEND 2   INVESTMENT      PREMIUM
------------------------------------------------------------------------------------------------
Robert P. Bremner......    566         96         275          193          891          531
Lawrence H. Brown......    495         89         264          185          847          505
Jack B. Evans..........    583         96         275          193          893          533
William C. Hunter......    483         81         240          168          811          483
David J. Kundert(1)....    199         12          37           26          121           72
William J. Schneider...    589         90         271          190          875          522
Judith M. Stockdale....    471         81         241          169          787          469
Eugene S.
  Sunshine(1)..........    258         13          39           27          126           75
------------------------------------------------------------------------------------------------

                            AGGREGATE COMPENSATION FROM THE FUNDS(2)
-------------------------------------------------------------------------------------------------
                         MICHIGAN   NORTH CAROLINA       OHIO         OHIO         OHIO      OHIO
BOARD MEMBER NOMINEES     PREMIUM          PREMIUM   DIVIDEND   DIVIDEND 2   DIVIDEND 3   QUALITY
-------------------------------------------------------------------------------------------------
Robert P. Bremner......    354           274            194         144          100        477
Lawrence H. Brown......    312           253            171         127           88        421
Jack B. Evans..........    362           274            199         147          102        488
William C. Hunter......    289           230            158         118           82        389
David J. Kundert(1)....    120            35             66          49           34        162
William J. Schneider...    354           258            194         144          100        477
Judith M. Stockdale....    290           232            159         118           82        391
Eugene S.
  Sunshine(1)..........    158            37             87          64           45        213
-------------------------------------------------------------------------------------------------

                AGGREGATE COMPENSATION FROM THE FUNDS(2)
-------------------------------------------------------------------------
                         NORTH CAROLINA   NORTH CAROLINA   NORTH CAROLINA
BOARD MEMBER NOMINEES          DIVIDEND       DIVIDEND 2       DIVIDEND 3
-------------------------------------------------------------------------
Robert P. Bremner......        99              165              156
Lawrence H. Brown......        92              152              144
Jack B. Evans..........        99              165              156
William C. Hunter......        83              139              138
David J. Kundert(1)....        13               21               21
William J. Schneider...        93              155              147
Judith M. Stockdale....        84              140              139
Eugene S.
  Sunshine(1)..........        14               22               22
-------------------------------------------------------------------------

                     AGGREGATE COMPENSATION FROM THE FUNDS(2)
----------------------------------------------------------------------------------
                         PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA
BOARD MEMBER NOMINEES        DIVIDEND     DIVIDEND 2      PREMIUM 2     INVESTMENT
----------------------------------------------------------------------------------
Robert P. Bremner......      144            161            674            722
Lawrence H. Brown......      138            154            640            687
Jack B. Evans..........      144            161            675            724
William C. Hunter......      125            140            613            658
David J. Kundert(1)....       19             21             91             98
William J. Schneider...      141            158            662            710
Judith M. Stockdale....      126            141            595            638
Eugene S.
  Sunshine(1)..........       20             23             95            102
----------------------------------------------------------------------------------

                           AGGREGATE COMPENSATION FROM THE FUNDS(2)
----------------------------------------------------------------------------------------------
                                                                                         TOTAL
                                                                                  COMPENSATION
                                                                                   FROM NUVEEN
                                                                                 FUNDS PAID TO
                                    TEXAS    VIRGINIA     VIRGINIA    VIRGINIA           BOARD
BOARD MEMBER NOMINEES             QUALITY    DIVIDEND   DIVIDEND 2     PREMIUM         MEMBERS
----------------------------------------------------------------------------------------------
Robert P. Bremner.............        432         138         251          390        114,167
Lawrence H. Brown.............        381         127         232          360        112,250
Jack B. Evans.................        443         137         251          389        116,125
William C. Hunter.............        353         115         211          327         65,875
David J. Kundert(1)...........        147          18          32           50            n/a
William J. Schneider..........        432         129         236          366        111,667
Judith M. Stockdale...........        355         116         213          330        100,700
Eugene S. Sunshine(1).........        193          19          34           53            n/a
----------------------------------------------------------------------------------------------

(1) In November 2004, Messrs. Kundert and Sunshine were appointed to each Fund's Board, effective February 23, 2005.

(2) Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen funds) payable are:

                                                  DEFERRED FEES
   -----------------------------------------------------------------------------------------------------------
                                                  FLOATING
                                    FLOATING          RATE      SENIOR   CALIFORNIA    CALIFORNIA   CALIFORNIA
   BOARD MEMBER NOMINEES                RATE   OPPORTUNITY      INCOME        VALUE   PERFORMANCE   INVESTMENT
   -----------------------------------------------------------------------------------------------------------
   Robert P. Bremner.............        330           144          95          82             97         103
   Lawrence H. Brown.............         --            --          --          --             --          --
   Jack B. Evans.................        562           245         161         139            165         174
   William C. Hunter.............      1,847           833         519         453            540         570
   David J. Kundert(1)...........        757           454         213         186            222         234
   William J. Schneider..........      2,178           990         623         518            617         652
   Judith M. Stockdale...........        807           400         227         197            234         248
   Eugene S. Sunshine(1).........        859           515         247         204            242         256
   -----------------------------------------------------------------------------------------------------------

                                            DEFERRED FEES
-----------------------------------------------------------------------------------------------------
BOARD MEMBER            CALIFORNIA   CALIFORNIA     INSURED      CALIFORNIA   CALIFORNIA   CALIFORNIA
NOMINEES                  SELECT      QUALITY     CALIFORNIA 2    DIVIDEND    DIVIDEND 2   DIVIDEND 3
-----------------------------------------------------------------------------------------------------
Robert P. Bremner.....     176          168            91           172          106          173
Lawrence H. Brown.....      --           --            --            --           --           --
Jack B. Evans.........     298          285           155           291          180          293
William C. Hunter.....     974          930           506           953          588          959
David J. Kundert(1)...     401          384           208           392          243          396
William J.
  Schneider...........   1,113        1,063           578         1,088          672        1,096
Judith M. Stockdale...     423          404           220           414          256          417
Eugene S.
  Sunshine(1).........     438          419           227           429          265          433
-----------------------------------------------------------------------------------------------------

                                          DEFERRED FEES
--------------------------------------------------------------------------------------------------
BOARD MEMBER            FLORIDA   MICHIGAN   NEW JERSEY   NEW JERSEY   PENNSYLVANIA   PENNSYLVANIA
NOMINEES                QUALITY   QUALITY    INVESTMENT    PREMIUM      PREMIUM 2      INVESTMENT
--------------------------------------------------------------------------------------------------
Robert P. Bremner.....    100        86         140           84           106            114
Lawrence H. Brown.....     --        --          --           --            --             --
Jack B. Evans.........    165       147         232          138           175            188
William C. Hunter.....    577       483         811          483           613            658
David J. Kundert(1)...     86       199         121           72            91             98
William J.
  Schneider...........    623       570         875          522           662            710
Judith M. Stockdale...    222       211         299          178           226            242
Eugene S.
  Sunshine(1).........     90       225         126           75            95            102
--------------------------------------------------------------------------------------------------

                      DEFERRED FEES
----------------------------------------------------------
                          INSURED     INSURED
                         CALIFORNIA   FLORIDA    FLORIDA
BOARD MEMBER NOMINEES     DIVIDEND    PREMIUM   INVESTMENT
----------------------------------------------------------
Robert P. Bremner......     112         102        114
Lawrence H. Brown......      --          --         --
Jack B. Evans..........     191         168        189
William C. Hunter......     623         586        661
David J. Kundert(1)....     257          87         98
William J. Schneider...     712         633        714
Judith M. Stockdale....     271         226        255
Eugene S.
  Sunshine(1)..........     280          91        103
----------------------------------------------------------

Nuveen maintains a charitable matching contributions program to encourage the active support and involvement of individuals in the civic activities of their community. The Independent Board Members of the funds managed by the Adviser are eligible to participate in the matching contributions program of Nuveen. Under the matching contributions program, Nuveen will match the personal contributions of a Board Member to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year.

COMMITTEES

The Board of each Fund has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the compliance, risk management and regulatory oversight committee.

Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, is limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) and (ii) matters of an administrative or ministerial nature. The executive committee of each Fund held no meetings during its last fiscal year, except the executive committee of the Floating Rate Opportunity Fund held one meeting and the executive committee of the Tax-Advantaged Floating Rate Fund held two meetings.

Lawrence H. Brown, Jack B. Evans and Timothy R. Schwertfeger, Chair, are current members of the dividend committee of each Fund. The dividend committee is authorized to declare distributions on the Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend committee of each Fund held five meetings during its last fiscal year, except the dividend committee of the Tax-Advantaged Floating Rate Fund held three meetings.

Lawrence H. Brown, William C. Hunter, David J. Kundert, William J. Schneider, Chair, and Judith M. Stockdale are current members of the compliance, risk management and regulatory oversight committee of each Fund. The compliance, risk management and regulatory oversight committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Funds which are not otherwise the jurisdiction of the other Board committees. As part of its duties regarding compliance matters, the committee was responsible during 2004 for the oversight of the Pricing Procedures of the Funds and the internal Valuation Group. The compliance, risk management and regulatory oversight committee of each Fund held four meetings during its last fiscal year, except the compliance, risk management and regulatory oversight committee of the Tax-Advantaged Floating Rate Fund held two meetings.

Each Fund's Board has an audit committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), composed of Independent Board Members who are "independent" as that term is defined in the listing standards pertaining to closed-end funds of the New York Stock Exchange and American Stock Exchange, as applicable. Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, Chair,

William J. Schneider and Eugene S. Sunshine are current members of the audit committee of each Fund. The audit committee is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices and the audit of the financial statement of the Funds, (2) the quality and integrity of the financial statements of the Funds, and (3) the independent auditors' qualifications, performance and independence. The audit committee reviews the work and any recommendations of the Funds' independent auditors. Based on such review, it is authorized to make recommendations to the Board. Commencing in 2005, the audit committee is responsible for the oversight of the Pricing Procedures of the Funds and the internal Valuation Group. The Boards adopted an Audit Committee Charter that conforms to the listing standards of the New York Stock Exchange and American Stock Exchange. A copy of the Audit Committee Charter is attached to the proxy statement as Appendix A. The audit committee of each Fund held four meetings during its last fiscal year, except the audit committee of the Tax-Advantaged Floating Rate Fund held one meeting.

Each Fund has a nominating and governance committee composed entirely of Independent Board Members who are also "independent" as defined by New York Stock Exchange or American Stock Exchange listing standards, as applicable. Robert P. Bremner, Chair, Lawrence H. Brown, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale and Eugene S. Sunshine are current members of the nominating and governance committee of each Fund. The purpose of the nominating and governance committee is to seek, identify and recommend to the Board qualified candidates for election or appointment to each Fund's Board. In addition, the committee oversees matters of corporate governance, including the evaluation of Board performance and processes, and assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable. The committee operates under a written charter adopted and approved by the Boards. The nominating and governance committee charter is available on the Funds' website at http://www.nuveen.com/etf/products/fundGovernance.aspx. The nominating and governance committee of each Fund held five meetings during its last fiscal year, except the nominating and governance committee of the Tax-Advantaged Floating Rate Fund held one meeting and the nominating and governance committee of the California Funds held four meetings.

The nominating and governance committee looks to many sources for recommendations of qualified Board members, including current Board Members, employees of the Adviser, current shareholders of the Funds, third party sources and any other persons or entities that may be deemed necessary or desirable by the committee. Shareholders of the Funds who wish to nominate a candidate to their Fund's Board should mail information to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. This information must include evidence of Fund ownership of the person or entity recommending the candidate, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is an "interested person" (as such term is defined in the 1940 Act) in relation to the Fund and such other information that would be helpful to the nominating and governance committee in evaluating the candidate. All satisfactorily completed information regarding candidates will be forwarded to the chairman of the nominating and governance committee and the outside counsel to the Independent Board Members. Recommendations for candidates to the Board will be evaluated in light of whether the number of Board members is expected to change and whether the Board expects any vacancies. All nominations from Fund shareholders will be acknowledged, although there may be times when the committee is not actively recruiting new Board members. In those circumstances nominations will be kept on file until active recruitment is under way.

The nominating and governance committee sets appropriate standards and requirements for nominations to the Board. In considering a candidate's qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Board Member candidate, independence from the Adviser or other service providers. These experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills and experience, in the aggregate. All candidates must meet high expectations of personal integrity, governance experience and professional competence that are assessed on the basis of personal interviews, recommendations, or direct knowledge by committee members. The committee may use any process it deems appropriate for the purpose of evaluating candidates, which process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. There is no difference in the manner in which the nominating and governance committee evaluates nominees when the nominee is submitted by a shareholder. The nominating and governance committee reserves the right to make the final selection regarding the nomination of any prospective Board member.

The Board of each Fund held four regular quarterly meetings and six special meetings during the last fiscal year, except the Board of the Tax-Advantaged Floating Rate Fund held five regular quarterly meetings and seven special meetings, the Board of the Floating Rate Opportunity Fund held five regular quarterly meetings and six special meetings, the Boards of the Senior Income Fund, the Floating Rate Fund, the Arizona Funds, the Michigan Funds, the Ohio Funds and the Texas Fund held five regular quarterly meetings and five special meetings and the Board of the California Funds held four regular quarterly meetings and four special meetings. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds' website at www.nuveen.com/etf/products/fundgovernance.aspx.

THE OFFICERS

The following table sets forth information as of September 15, 2005 with respect to each officer of the Funds other than Mr. Schwertfeger (who is a Board Member and is included in the table relating to nominees for the Board). Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

------------------------------------------------------------------------------------------
                                                                                NUMBER OF
                                       TERM OF                                  PORTFOLIOS
                                       OFFICE AND                               IN FUND
                       POSITION(S)     LENGTH OF                                COMPLEX
NAME, ADDRESS          HELD WITH       TIME            PRINCIPAL OCCUPATION(S)  SERVED BY
AND BIRTHDATE          FUND            SERVED(1)       DURING PAST 5 YEARS      OFFICER
------------------------------------------------------------------------------------------
Gifford R. Zimmerman   Chief           Term: Annual    Managing Director         155
333 West Wacker Drive  Administrative  Length of       (since 2002), Assistant
Chicago, IL 60606      Officer         Service: Since  Secretary and Associate
(9/9/56)                               1988            General Counsel,
                                                       formerly, Vice
                                                       President of Nuveen
                                                       Investments, LLC;
                                                       Managing Director
                                                       (since 2002), Assistant
                                                       Secretary and Associate
                                                       General Counsel,
                                                       formerly, Vice
                                                       President of Nuveen
                                                       Asset Management;
                                                       Managing Director
                                                       (since 2004) and
                                                       Assistant Secretary
                                                       (since 1994) of Nuveen
                                                       Investments, Inc.;
                                                       Assistant Secretary of
                                                       NWQ Investment
                                                       Management Company, LLC
                                                       (since 2002); Vice
                                                       President and Assistant
                                                       Secretary of Nuveen
                                                       Investments Advisers
                                                       Inc. (since 2002);
                                                       Managing Director,
                                                       Associate General
                                                       Counsel and Assistant
                                                       Secretary of
                                                       Rittenhouse Asset
                                                       Management, Inc. (since
                                                       2003); previously,
                                                       Managing Director (from
                                                       2002 to 2004), General
                                                       Counsel and Assistant
                                                       Secretary, formerly,
                                                       Vice President of
                                                       Nuveen Advisory Corp.
                                                       and Nuveen
                                                       Institutional Advisory
                                                       Corp.;(2) Chartered
                                                       Financial Analyst.

------------------------------------------------------------------------------------------
                                                                                NUMBER OF
                                       TERM OF                                  PORTFOLIOS
                                       OFFICE AND                               IN FUND
                       POSITION(S)     LENGTH OF                                COMPLEX
NAME, ADDRESS          HELD WITH       TIME            PRINCIPAL OCCUPATION(S)  SERVED BY
AND BIRTHDATE          FUND            SERVED(1)       DURING PAST 5 YEARS      OFFICER
------------------------------------------------------------------------------------------
Julia L. Antonatos     Vice President  Term: Annual    Managing Director         155
333 West Wacker Drive                  Length of       (since 2005),
Chicago, IL 60606                      Service: Since  previously, Vice
(9/22/63)                              2004            President (since 2002),
                                                       formerly, Assistant
                                                       Vice President (since
                                                       1999) of Nuveen
                                                       Investments, LLC;
                                                       Chartered Financial
                                                       Analyst.

Michael T. Atkinson    Vice President  Term: Annual    Vice President (since     155
333 West Wacker Drive  and Assistant   Length of       2002), formerly,
Chicago, IL 60606      Secretary       Service: Since  Assistant Vice
(2/3/66)                               2002            President (from 2000),
                                                       previously, Associate
                                                       of Nuveen Investments,
                                                       LLC.

Peter H. D'Arrigo      Vice President  Term: Annual    Vice President of         155
333 West Wacker Drive  and Treasurer   Length of       Nuveen Investments, LLC
Chicago, IL 60606                      Service: Since  (since 1999); prior
(11/28/67)                             1999            thereto, Assistant Vice
                                                       President (from 1997);
                                                       Vice President and
                                                       Treasurer (since 1999)
                                                       of Nuveen Investments,
                                                       Inc.; Vice President
                                                       and Treasurer of Nuveen
                                                       Asset Management (since
                                                       2002) and of Nuveen
                                                       Investments Advisers
                                                       Inc. (since 2002);
                                                       Assistant Treasurer of
                                                       NWQ Investments
                                                       Management Company, LLC
                                                       (since 2002); Vice
                                                       President and Treasurer
                                                       of Nuveen Rittenhouse
                                                       Asset Management, Inc.
                                                       (since 2003); Vice
                                                       President and Treasurer
                                                       (from 1999 to 2004) of
                                                       Nuveen Advisory Corp.
                                                       and Nuveen
                                                       Institutional Advisory
                                                       Corp.;(2) Chartered
                                                       Financial Analyst.

------------------------------------------------------------------------------------------
                                                                                NUMBER OF
                                       TERM OF                                  PORTFOLIOS
                                       OFFICE AND                               IN FUND
                       POSITION(S)     LENGTH OF                                COMPLEX
NAME, ADDRESS          HELD WITH       TIME            PRINCIPAL OCCUPATION(S)  SERVED BY
AND BIRTHDATE          FUND            SERVED(1)       DURING PAST 5 YEARS      OFFICER
------------------------------------------------------------------------------------------
Jessica R. Droeger     Vice President  Term: Annual    Vice President (since     155
333 West Wacker Drive  and Secretary   Length of       2002) and Assistant
Chicago, IL 60606                      Service: Since  General Counsel (since
(9/24/64)                              1998            1998), formerly,
                                                       Assistant Vice
                                                       President (from 1998)
                                                       of Nuveen Investments,
                                                       LLC; Vice President and
                                                       Assistant Secretary
                                                       (since 2005) of Nuveen
                                                       Asset Management; Vice
                                                       President (from 2002 to
                                                       2004) and Assistant
                                                       Secretary (from 1998 to
                                                       2004), of Nuveen
                                                       Advisory Corp. and
                                                       Nuveen Institutional
                                                       Advisory Corp.(2)

Lorna C. Ferguson      Vice President  Term: Annual    Managing Director         155
333 West Wacker Drive                  Length of       (since 2004),
Chicago, IL 60606                      Service: Since  previously, Vice
(10/24/45)                             1998            President of Nuveen
                                                       Investments, LLC;
                                                       Managing Director of
                                                       Nuveen Asset
                                                       Management; previously,
                                                       Managing Director
                                                       (2004), formerly, Vice
                                                       President of Nuveen
                                                       Advisory Corp. and
                                                       Nuveen Institutional
                                                       Advisory Corp.(2)
William M. Fitzgerald  Vice President  Term: Annual    Managing Director of      155
333 West Wacker Drive                  Length of       Nuveen Asset Management
Chicago, IL 60606                      Service: Since  (since 2001); Vice
(3/2/64)                               1995            President of Nuveen
                                                       Investments Advisers
                                                       Inc. (since 2002);
                                                       Managing Director (from
                                                       2001 to 2004),
                                                       formerly, Vice
                                                       President of Nuveen
                                                       Advisory Corp. and
                                                       Nuveen Institutional
                                                       Advisory Corp.;(2)
                                                       Chartered Financial
                                                       Analyst.

Stephen D. Foy         Vice President  Term: Annual    Vice President (since     155
333 West Wacker Drive  and Controller  Length of       1993) and Funds
Chicago, IL 60606                      Service: Since  Controller (since 1998)
(5/31/54)                              1993            of Nuveen Investments,
                                                       LLC; Vice President
                                                       (since 1998) and
                                                       formerly, Funds
                                                       Controller of Nuveen
                                                       Investments, Inc.;
                                                       Certified Public
                                                       Accountant.

------------------------------------------------------------------------------------------
                                                                                NUMBER OF
                                       TERM OF                                  PORTFOLIOS
                                       OFFICE AND                               IN FUND
                       POSITION(S)     LENGTH OF                                COMPLEX
NAME, ADDRESS          HELD WITH       TIME            PRINCIPAL OCCUPATION(S)  SERVED BY
AND BIRTHDATE          FUND            SERVED(1)       DURING PAST 5 YEARS      OFFICER
------------------------------------------------------------------------------------------
James D. Grassi        Vice President  Term: Annual    Vice President and        155
333 West Wacker Drive  and Chief       Length of       Deputy Director of
Chicago, IL 60606      Compliance      Service: Since  Compliance (since 2004)
(4/13/56)              Officer         2004            of Nuveen Investments,
                                                       LLC, Nuveen Investments
                                                       Advisers Inc., Nuveen
                                                       Asset Management and
                                                       Rittenhouse Asset
                                                       Management, Inc.;
                                                       previously, Vice
                                                       President and Deputy
                                                       Director of Compliance
                                                       (2004) of Nuveen
                                                       Advisory Corp. and
                                                       Nuveen Institutional
                                                       Advisory Corp.;(2)
                                                       formerly, Senior
                                                       Attorney (1994 to
                                                       2004), The Northern
                                                       Trust Company.

David J. Lamb          Vice President  Term: Annual    Vice President of         155
333 West Wacker Drive                  Length of       Nuveen Investments, LLC
Chicago, IL 60606                      Service: Since  (since 2000); prior
(3/22/63)                              2000            thereto, Assistant Vice
                                                       President (from 1999);
                                                       Certified Public
                                                       Accountant.

Tina M. Lazar          Vice President  Term: Annual    Vice President of         155
333 West Wacker Drive                  Length of       Nuveen Investments, LLC
Chicago, IL 60606                      Service: Since  (since 1999); prior
(8/27/61)                              2002            thereto, Assistant Vice
                                                       President (since 1993)
                                                       of Nuveen Investments,
                                                       LLC.

------------------------------------------------------------------------------------------
                                                                                NUMBER OF
                                       TERM OF                                  PORTFOLIOS
                                       OFFICE AND                               IN FUND
                       POSITION(S)     LENGTH OF                                COMPLEX
NAME, ADDRESS          HELD WITH       TIME            PRINCIPAL OCCUPATION(S)  SERVED BY
AND BIRTHDATE          FUND            SERVED(1)       DURING PAST 5 YEARS      OFFICER
------------------------------------------------------------------------------------------
Larry W. Martin        Vice President  Term: Annual    Vice President,           155
333 West Wacker Drive  and Assistant   Length of       Assistant Secretary and
Chicago, IL 60606      Secretary       Service: Since  Assistant General
(7/27/51)                              1988            Counsel of Nuveen
                                                       Investments, LLC; Vice
                                                       President, Assistant
                                                       General Counsel and
                                                       Assistant Secretary of
                                                       Nuveen Investments,
                                                       Inc.; Vice President
                                                       (since 2005) and
                                                       Assistant Secretary
                                                       (since 1997) of Nuveen
                                                       Asset Management; Vice
                                                       President (since 2000),
                                                       Assistant Secretary and
                                                       Assistant General
                                                       Counsel (since 1998) of
                                                       Rittenhouse Asset
                                                       Management, Inc.; Vice
                                                       President and Assistant
                                                       Secretary of Nuveen
                                                       Investments Advisers
                                                       Inc. (since 2002);
                                                       Assistant Secretary of
                                                       NWQ Investment
                                                       Management Company, LLC
                                                       (since 2002);
                                                       previously, Vice
                                                       President and Assistant
                                                       Secretary of Nuveen
                                                       Advisory Corp. and
                                                       Nuveen Institutional
                                                       Advisory Corp.(2)
------------------------------------------------------------------------------------------

(1) Length of Service indicates the year the individual became an officer of a fund in the Nuveen fund complex.

(2) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were merged into Nuveen Asset Management, effective January 1, 2005.

AUDIT COMMITTEE REPORT

The audit committee of the Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the financial statements of the Funds, and (3) the independent registered public accounting firm's qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund's annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm to consider their evaluation of each Fund's financial and internal controls. The committee also selects, retains, evaluates and may replace each Fund's independent registered public accounting firm. The committee is currently composed of five Board

Members and operates under a written charter adopted and approved by the Board, a copy of which is attached as Appendix A. Each committee member meets the independence and experience requirements applicable to the Funds of the New York Stock Exchange, the American Stock Exchange, Section 10A of the Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission.

The committee, in discharging its duties, has met with and held discussions with management and each Fund's independent registered public accounting firm. The committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund's financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61, (Communication with Audit Committees), as amended by SAS No. 90 (Audit Committee Communications). Each Fund's independent registered public accounting firm provided to the committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committee discussed with representatives of the independent registered public accounting firm their firm's independence. As provided in the Audit Committee Charter, it is not the committee's responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund's financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee's review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the committee, the committee has recommended that the Board include the audited financial statements in each Fund's Annual Report.

The members of the committee are:

Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William J. Schneider
Eugene S. Sunshine

AUDIT AND RELATED FEES. The following tables provide the aggregate fees billed by Ernst & Young LLP during each Fund's last two fiscal years (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund ("Adviser Entities") for engagements directly related to the operations and financial reporting of each Fund.

--------------------------------------------------------------------------------------------------------------------------
                                 AUDIT FEES(1)           AUDIT RELATED FEES(2)                     TAX FEES(3)
                               -----------------   ---------------------------------   -----------------------------------
                                                                       ADVISER AND                          ADVISER AND
                                                                         ADVISER                              ADVISER
                                     FUND               FUND            ENTITIES            FUND            ENTITIES(5)
                               -----------------   ---------------   ---------------   ---------------   -----------------
                                FISCAL    FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL     FISCAL
                                  YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR       YEAR
                                 ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED      ENDED
                                  2004      2005     2004     2005     2004     2005     2004     2005     2004       2005
                               -------------------------------------------------------------------------------------------
Floating Rate(6).............  $33,000   $58,933    $ 0      $ 0       $ 0      $ 0        $0     $919    $ 0     $282,575
Floating Rate
  Opportunity(7).............   11,500    48,364      0        0         0        0         0      860      0      282,575
Tax-Advantaged Floating
  Rate(8)....................      N/A    37,000    N/A        0       N/A        0       N/A        0    N/A      282,575
Senior Income................   40,000    28,803      0        0         0        0       364      834      0      282,575
Arizona Dividend.............    6,193     6,513      0        0         0        0       569      586      0      282,575
Arizona Dividend 2...........    6,646     6,984      0        0         0        0       686      593      0      282,575
Arizona Dividend 3...........    6,868     7,234      0        0         0        0       743      597      0      282,575
Arizona Premium..............    7,482     7,875      0        0         0        0       379      411      0      282,575
California Value.............   11,096    11,682      0        0         0        0       405      429      0      282,575
California Performance.......   12,197    12,820      0        0         0        0       413      434      0      282,575
California Opportunity.......    9,720    10,269      0        0         0        0       395      422      0      282,575
California Investment........   12,571    13,228      0        0         0        0       416      436      0      282,575
California Select............   17,617    18,575      0        0         0        0       452      462      0      282,575
California Quality...........   17,059    18,014      0        0         0        0       448      459      0      282,575
Insured California...........    8,718     9,124      0        0         0        0       388      417      0      282,575
Insured California 2.........   11,793    12,370      0        0         0        0       410      432      0      282,575
California Premium...........    8,204     8,660      0        0         0        0       384      414      0      282,575
California Dividend..........   17,374    18,320      0        0         0        0       450    1,009      0      282,575
California Dividend 2........   12,752    13,481      0        0         0        0     2,264      776      0      282,575
California Dividend 3........   17,369    18,395      0        0         0        0     3,450    1,013      0      282,575
Insured California
  Dividend...................   13,234    13,938      0        0         0        0     2,392      972      0      282,575

-----------------------------  ---------------------------------
                                       ALL OTHER FEES(4)
                               ---------------------------------
                                                     ADVISER
                                                   AND ADVISER
                                    FUND            ENTITIES
                               ---------------   ---------------
                               FISCAL   FISCAL   FISCAL   FISCAL
                                 YEAR     YEAR     YEAR     YEAR
                                ENDED    ENDED    ENDED    ENDED
                                 2004     2005     2004     2005
                               ---------------------------------
Floating Rate(6).............      $0   $1,000     $ 0      $ 0
Floating Rate
  Opportunity(7).............       0        0       0        0
Tax-Advantaged Floating
  Rate(8)....................     N/A        0     N/A        0
Senior Income................   4,500    6,050       0        0
Arizona Dividend.............   2,500    2,700       0        0
Arizona Dividend 2...........   2,500    2,700       0        0
Arizona Dividend 3...........   2,500    2,700       0        0
Arizona Premium..............   2,500    2,700       0        0
California Value.............       0        0       0        0
California Performance.......   2,500    2,700       0        0
California Opportunity.......   2,500    2,700       0        0
California Investment........   2,500    2,700       0        0
California Select............   2,500    2,700       0        0
California Quality...........   2,500    2,700       0        0
Insured California...........   2,500    2,700       0        0
Insured California 2.........   2,500    2,700       0        0
California Premium...........   2,500    2,700       0        0
California Dividend..........   2,500    2,700       0        0
California Dividend 2........   2,500    2,700       0        0
California Dividend 3........   2,500    2,700       0        0
Insured California
  Dividend...................   2,500    2,700       0        0

--------------------------------------------------------------------------------------------------------------------------
                                 AUDIT FEES(1)           AUDIT RELATED FEES(2)                     TAX FEES(3)
                               -----------------   ---------------------------------   -----------------------------------
                                                                       ADVISER AND                          ADVISER AND
                                                                         ADVISER                              ADVISER
                                     FUND               FUND            ENTITIES            FUND            ENTITIES(5)
                               -----------------   ---------------   ---------------   ---------------   -----------------
                                FISCAL    FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL     FISCAL
                                  YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR       YEAR
                                 ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED      ENDED
                                  2004      2005     2004     2005     2004     2005     2004     2005     2004       2005
                               -------------------------------------------------------------------------------------------
Insured California
  Tax-Free...................   $8,316    $8,764     $0       $0        $0       $0    $1,115     $692     $0     $282,575
Connecticut Dividend.........    6,694     7,042      0        0         0        0       699      578      0      282,575
Connecticut Dividend 2.......    6,590     6,917      0        0         0        0       674      578      0      282,575
Connecticut Dividend 3.......    7,521     7,908      0        0         0        0       912      581      0      282,575
Connecticut Premium..........    8,035     8,450      0        0         0        0       383      409      0      282,575
Insured Florida Tax-Free.....    7,298     7,667      0        0         0        0       378      584      0      282,575
Insured Florida Premium......   13,041    13,625      0        0         0        0       420      438      0      282,575
Florida Investment...........   13,965    14,677      0        0         0        0       427      443      0      282,575
Florida Quality..............   12,870    13,538      0        0         0        0       418      438      0      282,575
Georgia Dividend.............    6,392     6,722      0        0         0        0       621      577      0      282,575
Georgia Dividend 2...........    7,599     7,991      0        0         0        0       931      581      0      282,575
Georgia Premium..............    7,270     7,649      0        0         0        0       378      406      0      282,575
Maryland Dividend............    7,488     7,877      0        0         0        0       908      581      0      282,575
Maryland Dividend 2..........    7,525     7,906      0        0         0        0       914      581      0      282,575
Maryland Dividend 3..........    7,994     8,411      0        0         0        0     1,032      582      0      282,575
Maryland Premium.............   10,613    11,195      0        0         0        0       402      417      0      282,575
Insured Massachusetts
  Tax-Free...................    6,739     7,091      0        0         0        0       374      578      0      282,575
Massachusetts Dividend.......    6,402     6,733      0        0         0        0       624      403      0      282,575
Massachusetts Premium........    7,706     8,115      0        0         0        0       381      407      0      282,575
Michigan Dividend............    6,451     6,790      0        0         0        0       636      590      0      282,575
Michigan Premium.............    9,304     9,785      0        0         0        0       393      420      0      282,575
Michigan Quality.............   11,608    12,181      0        0         0        0       409      431      0      282,575
Missouri Premium.............    6,496     6,839      0        0         0        0       372      404      0      282,575
New Jersey Dividend..........    8,677     9,138      0        0         0        0     1,212      624      0      282,575
New Jersey Dividend 2........    7,692     8,105      0        0         0        0       957      609      0      282,575
New Jersey Investment........   15,935    16,737      0        0         0        0       440      453      0      282,575

-----------------------------  ---------------------------------
                                       ALL OTHER FEES(4)
                               ---------------------------------
                                                     ADVISER
                                                   AND ADVISER
                                    FUND            ENTITIES
                               ---------------   ---------------
                               FISCAL   FISCAL   FISCAL   FISCAL
                                 YEAR     YEAR     YEAR     YEAR
                                ENDED    ENDED    ENDED    ENDED
                                 2004     2005     2004     2005
                               ---------------------------------
Insured California
  Tax-Free...................  $2,500   $2,700      $0       $0
Connecticut Dividend.........   2,450    2,650       0        0
Connecticut Dividend 2.......   2,450    2,650       0        0
Connecticut Dividend 3.......   2,450    2,650       0        0
Connecticut Premium..........   2,450    2,650       0        0
Insured Florida Tax-Free.....   2,500    2,700       0        0
Insured Florida Premium......   2,500    2,700       0        0
Florida Investment...........   2,500    2,700       0        0
Florida Quality..............   2,500    2,700       0        0
Georgia Dividend.............   2,450    2,650       0        0
Georgia Dividend 2...........   2,450    2,650       0        0
Georgia Premium..............   2,450    2,650       0        0
Maryland Dividend............   2,450    2,650       0        0
Maryland Dividend 2..........   2,450    2,650       0        0
Maryland Dividend 3..........   2,450    2,650       0        0
Maryland Premium.............   2,450    2,650       0        0
Insured Massachusetts
  Tax-Free...................   2,450    2,650       0        0
Massachusetts Dividend.......   2,450    2,650       0        0
Massachusetts Premium........   2,450    2,650       0        0
Michigan Dividend............   2,500    2,700       0        0
Michigan Premium.............   2,500    2,700       0        0
Michigan Quality.............   2,500    2,700       0        0
Missouri Premium.............   2,450    2,650       0        0
New Jersey Dividend..........   2,500    2,700       0        0
New Jersey Dividend 2........   2,500    2,700       0        0
New Jersey Investment........   2,500    2,700       0        0

--------------------------------------------------------------------------------------------------------------------------
                                 AUDIT FEES(1)           AUDIT RELATED FEES(2)                     TAX FEES(3)
                               -----------------   ---------------------------------   -----------------------------------
                                                                       ADVISER AND                          ADVISER AND
                                                                         ADVISER                              ADVISER
                                     FUND               FUND            ENTITIES            FUND            ENTITIES(5)
                               -----------------   ---------------   ---------------   ---------------   -----------------
                                FISCAL    FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL     FISCAL
                                  YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR       YEAR
                                 ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED      ENDED
                                  2004      2005     2004     2005     2004     2005     2004     2005     2004       2005
                               -------------------------------------------------------------------------------------------
New Jersey Premium...........  $11,704   $12,231     $0       $0        $0       $0      $410     $431     $0     $282,575
North Carolina Dividend......    6,539     6,879      0        0         0        0       661      578      0      282,575
North Carolina Dividend 2....    7,299     7,670      0        0         0        0       857      406      0      282,575
North Carolina Dividend 3....    7,285     7,663      0        0         0        0       852      580      0      282,575
North Carolina Premium.......    8,546     8,977      0        0         0        0       387      410      0      282,575
Ohio Dividend................    7,523     7,932      0        0         0        0       380      433      0      282,575
Ohio Dividend 2..............    6,982     7,349      0        0         0        0       774      424      0      282,575
Ohio Dividend 3..............    6,501     6,842      0        0         0        0       650      417      0      282,575
Ohio Quality.................   10,653    11,214      0        0         0        0       403      426      0      282,575
Pennsylvania Dividend........    7,124     7,464      0        0         0        0       813      600      0      282,575
Pennsylvania Dividend 2......    7,316     7,692      0        0         0        0       863      603      0      282,575
Pennsylvania Premium 2.......   13,414    13,977      0        0         0        0       422      440      0      282,575
Pennsylvania Investment......   13,969    14,603      0        0         0        0       426      443      0      282,575
Texas Quality................   10,176    10,691      0        0         0        0       398      424      0      282,575
Virginia Dividend............    6,972     7,349      0        0         0        0       772      405      0      282,575
Virginia Dividend 2..........    8,286     8,710      0        0         0        0     1,111      583      0      282,575
Virginia Premium.............    9,853    10,388      0        0         0        0       396      414      0      282,575
--------------------------------------------------------------------------------------------------------------------------

-----------------------------  ---------------------------------
                                       ALL OTHER FEES(4)
                               ---------------------------------
                                                     ADVISER
                                                   AND ADVISER
                                    FUND            ENTITIES
                               ---------------   ---------------
                               FISCAL   FISCAL   FISCAL   FISCAL
                                 YEAR     YEAR     YEAR     YEAR
                                ENDED    ENDED    ENDED    ENDED
                                 2004     2005     2004     2005
                               ---------------------------------
New Jersey Premium...........  $2,500   $2,700      $0       $0
North Carolina Dividend......   2,450    2,650       0        0
North Carolina Dividend 2....   2,450    2,650       0        0
North Carolina Dividend 3....   2,450    2,650       0        0
North Carolina Premium.......   2,450    2,650       0        0
Ohio Dividend................   2,500    2,700       0        0
Ohio Dividend 2..............   2,500    2,700       0        0
Ohio Dividend 3..............   2,500    2,700       0        0
Ohio Quality.................   2,500    2,700       0        0
Pennsylvania Dividend........   2,500    2,700       0        0
Pennsylvania Dividend 2......   2,500    2,700       0        0
Pennsylvania Premium 2.......   2,500    2,700       0        0
Pennsylvania Investment......   2,500    2,700       0        0
Texas Quality................   2,500    2,700       0        0
Virginia Dividend............   2,450    2,650       0        0
Virginia Dividend 2..........   2,450    2,650       0        0
Virginia Premium.............   2,450    2,650       0        0
-----------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees," "Audit Related Fees" and "Tax Fees."

(5) "Tax Fees billed to Adviser and Adviser Entities" reflect fees billed to the Adviser primarily for Fund tax return preparation.

(6) "Audit Fees" for 2004 have been revised to reflect fees paid for audit registration statements for common and preferred stock offerings.

(7) "Audit Fees" for 2004 have been revised to reflect fees paid for audit registration statements for common stock offerings. Common stock offering costs are also included in 2005.

(8) "Audit Fees" include fees paid for audit registration statements for common stock offerings.

NON-AUDIT FEES. The following tables provide the aggregate non-audit fees billed by Ernst & Young LLP for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund's last two fiscal years.

-----------------------------------------------------------------------------------------------------------------------------------
                                                              TOTAL NON-AUDIT FEES
                                                              BILLED TO ADVISER AND
                                                                ADVISER ENTITIES
                                                              (ENGAGEMENTS RELATED           TOTAL NON-AUDIT FEES
                                                           DIRECTLY TO THE OPERATIONS       BILLED TO ADVISER AND
                                 TOTAL NON-AUDIT FEES        AND FINANCIAL REPORTING     ADVISER ENTITIES (ALL OTHER
            FUND                    BILLED TO FUND                  OF FUND)                     ENGAGEMENTS)              TOTAL
-----------------------------  -------------------------   ---------------------------   ----------------------------   -----------
                               FISCAL YEAR   FISCAL YEAR   FISCAL YEAR     FISCAL YEAR      FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                ENDED 2004    ENDED 2005    ENDED 2004      ENDED 2005       ENDED 2004    ENDED 2005    ENDED 2004
-----------------------------------------------------------------------------------------------------------------------------------
Floating Rate................         $0        $1,919            $0        $282,575             $0            $0              $0
Floating Rate Opportunity....          0           860             0         282,575              0             0               0
Tax-Advantaged Floating
  Rate.......................        N/A             0           N/A         282,575            N/A             0             N/A
Senior Income................      4,864         6,884             0         282,575              0             0           4,864
Arizona Dividend.............      3,069         3,286             0         282,575              0             0           3,069
Arizona Dividend 2...........      3,186         3,293             0         282,575              0             0           3,186
Arizona Dividend 3...........      3,243         3,297             0         282,575              0             0           3,243
Arizona Premium..............      2,879         3,111             0         282,575              0             0           2,879
California Value.............        405           429             0         282,575              0             0             405
California Performance.......      2,913         3,134             0         282,575              0             0           2,913
California Opportunity.......      2,895         3,122             0         282,575              0             0           2,895
California Investment........      2,916         3,136             0         282,575              0             0           2,916
California Select............      2,952         3,162             0         282,575              0             0           2,952
California Quality...........      2,948         3,159             0         282,575              0             0           2,948
Insured California...........      2,888         3,117             0         282,575              0             0           2,888
Insured California 2.........      2,910         3,132             0         282,575              0             0           2,910
California Premium...........      2,884         3,114             0         282,575              0             0           2,884
California Dividend..........      2,950         3,709             0         282,575              0             0           2,950
California Dividend 2........      4,764         3,476             0         282,575              0             0           4,764
California Dividend 3........      5,950         3,713             0         282,575              0             0           5,950

-----------------------------  -----------

            FUND                  TOTAL
-----------------------------  -----------
                               FISCAL YEAR
                                ENDED 2005
-----------------------------  -----------
Floating Rate................    $284,494
Floating Rate Opportunity....     283,435
Tax-Advantaged Floating
  Rate.......................     282,575
Senior Income................     289,459
Arizona Dividend.............     285,861
Arizona Dividend 2...........     285,868
Arizona Dividend 3...........     285,872
Arizona Premium..............     285,686
California Value.............     283,004
California Performance.......     285,709
California Opportunity.......     285,697
California Investment........     285,711
California Select............     285,737
California Quality...........     285,734
Insured California...........     285,692
Insured California 2.........     285,707
California Premium...........     285,689
California Dividend..........     286,284
California Dividend 2........     286,051
California Dividend 3........     286,288

------------------------------------------------------------------------------------------------------------
The above "Total Non-Audit Fees Billed to Adviser and Adviser Entities" include "Tax Fees" billed to Adviser in the amount of $282,575 from the Audit and Related Fees table.

-----------------------------------------------------------------------------------------------------------------------------------
                                                              TOTAL NON-AUDIT FEES
                                                              BILLED TO ADVISER AND
                                                                ADVISER ENTITIES
                                                              (ENGAGEMENTS RELATED           TOTAL NON-AUDIT FEES
                                                           DIRECTLY TO THE OPERATIONS       BILLED TO ADVISER AND
                                 TOTAL NON-AUDIT FEES        AND FINANCIAL REPORTING     ADVISER ENTITIES (ALL OTHER
            FUND                    BILLED TO FUND                  OF FUND)                     ENGAGEMENTS)              TOTAL
-----------------------------  -------------------------   ---------------------------   ----------------------------   -----------
                               FISCAL YEAR   FISCAL YEAR   FISCAL YEAR     FISCAL YEAR      FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                ENDED 2004    ENDED 2005    ENDED 2004      ENDED 2005       ENDED 2004    ENDED 2005    ENDED 2004
-----------------------------------------------------------------------------------------------------------------------------------
Insured California
  Dividend...................    $ 4,892       $ 3,672       $     0       $ 282,575        $     0           $ 0         $ 4,892
Insured California
  Tax-Free...................      3,615         3,392             0         282,575              0             0           3,615
Connecticut Dividend.........      3,149         3,228             0         282,575              0             0           3,149
Connecticut Dividend 2.......      3,124         3,228             0         282,575              0             0           3,124
Connecticut Dividend 3.......      3,362         3,231             0         282,575              0             0           3,362
Connecticut Premium..........      2,833         3,059             0         282,575              0             0           2,833
Insured Florida Tax-Free.....      2,878         3,284             0         282,575              0             0           2,878
Insured Florida Premium......      2,920         3,138             0         282,575              0             0           2,920
Florida Investment...........      2,927         3,143             0         282,575              0             0           2,927
Florida Quality..............      2,918         3,138             0         282,575              0             0           2,918
Georgia Dividend.............      3,071         3,227             0         282,575              0             0           3,071
Georgia Dividend 2...........      3,381         3,231             0         282,575              0             0           3,381
Georgia Premium..............      2,828         3,056             0         282,575              0             0           2,828
Maryland Dividend............      3,358         3,231             0         282,575              0             0           3,358
Maryland Dividend 2..........      3,364         3,231             0         282,575              0             0           3,364
Maryland Dividend 3..........      3,482         3,232             0         282,575              0             0           3,482
Maryland Premium.............      2,852         3,067             0         282,575              0             0           2,852
Insured Massachusetts
  Tax-Free...................      2,824         3,228             0         282,575              0             0           2,824
Massachusetts Dividend.......      3,074         3,053             0         282,575              0             0           3,074
Massachusetts Premium........      2,831         3,057             0         282,575              0             0           2,831
Michigan Dividend............      3,136         3,290             0         282,575              0             0           3,136
Michigan Premium.............      2,893         3,120             0         282,575              0             0           2,893

-----------------------------  -----------

            FUND                  TOTAL
-----------------------------  -----------
                               FISCAL YEAR
                                ENDED 2005
-----------------------------  -----------
Insured California
  Dividend...................   $ 286,247
Insured California
  Tax-Free...................     285,968
Connecticut Dividend.........     285,803
Connecticut Dividend 2.......     285,803
Connecticut Dividend 3.......     285,806
Connecticut Premium..........     285,634
Insured Florida Tax-Free.....     285,859
Insured Florida Premium......     285,713
Florida Investment...........     285,718
Florida Quality..............     285,713
Georgia Dividend.............     285,802
Georgia Dividend 2...........     285,806
Georgia Premium..............     285,631
Maryland Dividend............     285,806
Maryland Dividend 2..........     285,806
Maryland Dividend 3..........     285,807
Maryland Premium.............     285,642
Insured Massachusetts
  Tax-Free...................     285,803
Massachusetts Dividend.......     285,628
Massachusetts Premium........     285,632
Michigan Dividend............     285,865
Michigan Premium.............     285,695

------------------------------------------------------------------------------------------------------------
The above "Total Non-Audit Fees Billed to Adviser and Adviser Entities" include "Tax Fees" billed to Adviser in the amount of $282,575 from the Audit and Related Fees table.

-----------------------------------------------------------------------------------------------------------------------------------
                                                              TOTAL NON-AUDIT FEES
                                                              BILLED TO ADVISER AND
                                                                ADVISER ENTITIES
                                                              (ENGAGEMENTS RELATED           TOTAL NON-AUDIT FEES
                                                           DIRECTLY TO THE OPERATIONS       BILLED TO ADVISER AND
                                 TOTAL NON-AUDIT FEES        AND FINANCIAL REPORTING     ADVISER ENTITIES (ALL OTHER
            FUND                    BILLED TO FUND                  OF FUND)                     ENGAGEMENTS)              TOTAL
-----------------------------  -------------------------   ---------------------------   ----------------------------   -----------
                               FISCAL YEAR   FISCAL YEAR   FISCAL YEAR     FISCAL YEAR      FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                ENDED 2004    ENDED 2005    ENDED 2004      ENDED 2005       ENDED 2004    ENDED 2005    ENDED 2004
-----------------------------------------------------------------------------------------------------------------------------------
Michigan Quality.............    $ 2,909       $ 3,131       $     0       $ 282,575        $     0           $ 0         $ 2,909
Missouri Premium.............      2,822         3,054             0         282,575              0             0           2,822
New Jersey Dividend..........      3,712         3,324             0         282,575              0             0           3,712
New Jersey Dividend 2........      3,457         3,309             0         282,575              0             0           3,457
New Jersey Investment........      2,940         3,153             0         282,575              0             0           2,940
New Jersey Premium...........      2,910         3,131             0         282,575              0             0           2,910
North Carolina Dividend......      3,111         3,228             0         282,575              0             0           3,111
North Carolina Dividend 2....      3,307         3,056             0         282,575              0             0           3,307
North Carolina Dividend 3....      3,302         3,230             0         282,575              0             0           3,302
North Carolina Premium.......      2,837         3,060             0         282,575              0             0           2,837
Ohio Dividend................      2,880         3,133             0         282,575              0             0           2,880
Ohio Dividend 2..............      3,274         3,124             0         282,575              0             0           3,274
Ohio Dividend 3..............      3,150         3,117             0         282,575              0             0           3,150
Ohio Quality.................      2,903         3,126             0         282,575              0             0           2,903
Pennsylvania Dividend........      3,313         3,300             0         282,575              0             0           3,313
Pennsylvania Dividend 2......      3,363         3,303             0         282,575              0             0           3,363
Pennsylvania Premium 2.......      2,922         3,140             0         282,575              0             0           2,922
Pennsylvania Investment......      2,926         3,143             0         282,575              0             0           2,926
Texas Quality................      2,898         3,124             0         282,575              0             0           2,898
Virginia Dividend............      3,222         3,055             0         282,575              0             0           3,222
Virginia Dividend 2..........      3,561         3,233             0         282,575              0             0           3,561
Virginia Premium.............      2,846         3,064             0         282,575              0             0           2,846

-----------------------------  -----------

            FUND                  TOTAL
-----------------------------  -----------
                               FISCAL YEAR
                                ENDED 2005
-----------------------------  -----------
Michigan Quality.............   $ 285,706
Missouri Premium.............     285,629
New Jersey Dividend..........     285,899
New Jersey Dividend 2........     285,884
New Jersey Investment........     285,728
New Jersey Premium...........     285,706
North Carolina Dividend......     285,803
North Carolina Dividend 2....     285,631
North Carolina Dividend 3....     285,805
North Carolina Premium.......     285,635
Ohio Dividend................     285,708
Ohio Dividend 2..............     285,699
Ohio Dividend 3..............     285,692
Ohio Quality.................     285,701
Pennsylvania Dividend........     285,875
Pennsylvania Dividend 2......     285,878
Pennsylvania Premium 2.......     285,715
Pennsylvania Investment......     285,718
Texas Quality................     285,699
Virginia Dividend............     285,630
Virginia Dividend 2..........     285,808
Virginia Premium.............     285,639

------------------------------------------------------------------------------------------------------------
The above "Total Non-Audit Fees Billed to Adviser and Adviser Entities" include "Tax Fees" billed to Adviser in the amount of $282,575 from the Audit and Related Fees table.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. Generally, the audit committee must approve each Fund's independent auditor's engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000;
(ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the audit committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by Ernst & Young LLP to each Fund or the Adviser or Adviser Entities were pre-approved by the audit committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Board has appointed Ernst & Young LLP as independent registered public accounting firm to audit the books and records of each Fund for its fiscal year. A representative of Ernst & Young LLP will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders' questions. Ernst & Young LLP has informed each Fund that it has no direct or indirect material financial interest in each Fund, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

SECTION 16(a) BENEFICIAL INTEREST REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of a Fund's equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange or American Stock Exchange, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, investment adviser and affiliated persons of the investment adviser have complied with all applicable
Section 16(a) filing requirements during its last fiscal year, except that with respect to Senior Income, Mr. Evans made a late filing on Form 3. With respect to Arizona Dividend, Arizona Dividend 2, Arizona Dividend 3, California Dividend 2, California Dividend 3, Insured California Dividend, Insured California Tax-Free, Connecticut Dividend, Connecticut Dividend 2, Connecticut Dividend 3, Insured Florida Tax-Free, Georgia Dividend, Georgia Dividend 2, Maryland Dividend, Maryland Dividend 2,

Maryland Dividend 3, Insured Massachusetts Tax-Free, Massachusetts Dividend, Michigan Dividend, New Jersey Dividend, New Jersey Dividend 2, North Carolina Dividend, North Carolina Dividend 2, North Carolina Dividend 3, Ohio Dividend, Ohio Dividend 2, Ohio Dividend 3, Pennsylvania Dividend, Pennsylvania Dividend 2, Virginia Dividend and Virginia Dividend 2 an amended Form 3 was filed on behalf of the Adviser disclosing shares representing the initial capital provided by the Adviser and with respect to Arizona Dividend 2, Arizona Dividend 3, Insured California Dividend, Connecticut Dividend 2, Connecticut Dividend 3, Georgia Dividend 2, Maryland Dividend 3, New Jersey Dividend 2, North Carolina Dividend 3, Ohio Dividend 3 and Pennsylvania Dividend 2 the Adviser made a late filing on Form 4. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund's equity securities, except a report on Schedule 13G was filed on June 10, 2005 on behalf of First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation indicating shared beneficial ownership of 10.5% of the common shares of Senior Income.

INFORMATION ABOUT THE ADVISER

NAM, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for each Fund. The Adviser is a wholly owned subsidiary of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606. Founded in 1898, Nuveen Investments, Inc. and its affiliates had over $124 billion of assets under management as of June 30, 2005. Nuveen Investments, Inc. is a publicly-traded company and is listed on the New York Stock Exchange and trades under the symbol "JNC."

SHAREHOLDER PROPOSALS

To be considered for presentation at the annual meeting of shareholders of the Funds to be held in 2006, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than June 13, 2006. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Fund not later than August 26, 2006. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

SHAREHOLDER COMMUNICATIONS

Fund shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the chair of the nominating and governance committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives.

FISCAL YEAR

The last fiscal year end for each Fund, except Floating Rate, Floating Rate Opportunity, Tax-Advantaged Floating Rate, Senior Income, the Arizona Funds, the California Funds, the Florida Funds, the Michigan Funds, the New Jersey Funds, the Ohio Funds, the Pennsylvania Funds and Texas Quality, was May 31, 2005. The last fiscal year end for the Florida Funds, the New Jersey Funds and the Pennsylvania Funds was June 30, 2005. The last fiscal year end for Floating Rate, Floating Rate Opportunity, Tax-Advantaged Floating Rate, Senior Income, the Arizona Funds, the Michigan Funds, the Ohio Funds and Texas Quality was July 31, 2005. The last fiscal year end for the California Funds was August 31, 2005.

ANNUAL REPORT DELIVERY

Annual reports will be sent to shareholders of record of each Fund following each Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Jessica R. Droeger
Vice President and Secretary

October 11, 2005

                                                                      APPENDIX A

                               NUVEEN FUND BOARD
                            AUDIT COMMITTEE CHARTER
                                 1 JANUARY 2005

I.  ORGANIZATION AND MEMBERSHIP

There shall be a committee of each Board of Directors/Trustees (the "Board") of the Nuveen Management Investment Companies (the "Funds" or, individually, a "Fund") to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the New York Stock Exchange, the American Stock Exchange, Section 10a of the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission"). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee's "financial expert" as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II.  STATEMENT OF POLICY, PURPOSE AND PROCESSES

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds' compliance with legal and regulatory requirements, (4) the independent auditors' qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds' internal auditor, and the Funds' independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund's annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, "Nuveen") or the Funds' independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds' independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

RESPONSIBILITIES

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. The Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

WITH RESPECT TO FUND FINANCIAL STATEMENTS:

     1. Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds' disclosures in its periodic reports under "Management's Discussion and Analysis."

     2. Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (SAS) No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the auditors' review of the Funds' financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman's judgment.

     3. Discussing with management the Funds' press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

     4. Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds' financial statements, including any significant changes in the Funds' selection or application of accounting principles and any major issues as to the adequacy of the Funds' internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

     5. Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds' financial statements.

     6. Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

     7. Discussing with Fund management the Funds' major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds' risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

     8. Reviewing disclosures made to the Audit Committee by the Funds' principal executive officer and principal financial officer during their certification process for the Funds' periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds' internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

WITH RESPECT TO THE INDEPENDENT AUDITORS:

     1. Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

     2. Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors' evaluation of the Funds' financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management's response, including any restrictions on the scope of the independent auditor's activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm's national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

     3. Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10a of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

     4. Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor's internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor's independence. After reviewing the foregoing report[s] and the independent auditor's work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

     5. Reviewing any reports from the independent auditors mandated by Section 10a(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds' financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10a(b).

     6. Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

     7. Establishing and recommending to the Board for ratification policies for the Funds', Fund management or the Fund adviser's hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

     8. Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

WITH RESPECT TO ANY INTERNAL AUDITOR:

     1. Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

     2. Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

WITH RESPECT TO PRICING AND VALUATION OVERSIGHT:

     1. The Board has responsibilities regarding the pricing of a Fund's securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board's general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group ("Valuation Matters"). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

     2. Performing all duties assigned to it under the Funds' Pricing Procedures, as such may be amended from time to time.

     3. Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

     4. Reviewing any issues relating to the valuation of a Fund's securities brought to the Committee's attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, NAV errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

     5. Evaluating, as its deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

     6. Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management's responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund's policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

     7. Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

     8. Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

     9. Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund's policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

OTHER RESPONSIBILITIES:

     1. Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser's counsel and independent counsel to the Board legal matters that may have a material impact on the Fund's financial statements or compliance policies.

     2. Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

     3. Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

     4. Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

     5. Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds' financial statements or accounting policies.

     6. Obtaining reports from management with respect to the Funds' policies and procedures regarding compliance with applicable laws and regulations.

     7. Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds' financial statements, the Funds' compliance with legal or regulatory requirements, the performance and independence of the Funds' independent auditors, or the performance of the internal audit function.

     8. Performing any special reviews, investigations or oversight responsibilities requested by the Board.

      9. Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

     10. Undertaking an annual review of the performance of the Audit Committee.

     11. Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

                           [NUVEEN INVESTMENTS LOGO]

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com                                                           JFR1105

                                 (NUVEEN LOGO)

                               NUVEEN INVESTMENTS

Nuveen Investments
333 West Wacker Dr.
Chicago, IL 60606
www.nuveen.com


999 999 999 999 99


                               [INSERT FUND NAME]
                                 MUNIPREFERRED

                         3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-800-690-6903 and follow the recorded instructions.

2.       On the Internet at www.proxyweb.com and follow the simple instructions.

3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope.


                THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
           FOR AN ANNUAL MEETING OF SHAREHOLDERS, NOVEMBER 15, 2005.

The Annual Meeting of shareholders will be held in the 34th floor sales conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Tuesday, November 15, 2005 at 12:00 p.m., Chicago Time. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on November 15, 2005 or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (800) 690-6903 OR OVER THE INTERNET (www.proxyweb.com).

                                        Date:
                                             ----------------------------------
                                        SIGN HERE EXACTLY AS NAME(S) APPEAR(S)
                                        ON LEFT. (Please sign in Box)

                                        ---------------------------------------


                                        ---------------------------------------

                                        NOTE: PLEASE SIGN YOUR NAME EXACTLY AS
                                        IT APPEARS ON THIS PROXY. IF SHARES ARE
                                        HELD JOINTLY, EACH HOLDER MUST SIGN THE
                                        PROXY, IF YOU ARE SIGNING ON BEHALF OF
                                        AN ESTATE, TRUST OR CORPORATION, PLEASE
                                        STATE YOUR TITLE OR CAPACITY.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  [X]

PLEASE DO NOT USE FINE POINT PENS.

1.         Election of Board Members:

(01)    Robert P. Bremner      (05)  David J. Kundert       (08)  William J. Schneider            FOR NOMINEES          WITHHOLD
(02)    Lawrence H. Brown      (06)  Judith M. Stockdale    (09)  Timothy R. Schwertfeger        listed at left         AUTHORITY
(03)    Jack B. Evans          (07)  Eugene S. Sunshine                                        (except as marked     to vote for all
(04)    William C. Hunter                                                                       to the contrary)     nominees listed
                                                                                                      [ ]                at left
                                                                                                                           [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided below.)

-----------------------------------------------------------------

                                 (NUVEEN LOGO)

                               NUVEEN INVESTMENTS

Nuveen Investments
333 West Wacker Dr.
Chicago, IL 60606
www.nuveen.com


999 999 999 999 99             [INSERT FUND NAME]
                                 Common Shares

                         3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-800-690-6903 and follow the recorded instructions.

2.       On the Internet at www.proxyweb.com and follow the simple instructions.

3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope.


                THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
            FOR AN ANNUAL MEETING OF SHAREHOLDERS, NOVEMBER 15, 2005.

The Annual Meeting of shareholders will be held in the 34th floor sales conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Tuesday, November 15, 2005 at 12:00 p.m., Chicago Time. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on November 15, 2005 or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (800) 690-6903 OR OVER THE INTERNET (www.proxyweb.com).

                                         Date:
                                              ---------------------------------
                                         SIGN HERE EXACTLY AS NAME(S) APPEAR(S)
                                         ON LEFT. (Please sign in Box)

                                         ---------------------------------------


                                         ---------------------------------------

                                         NOTE: PLEASE SIGN YOUR NAME EXACTLY AS
                                         IT APPEARS ON THIS PROXY. IF SHARES ARE
                                         HELD JOINTLY, EACH HOLDER MUST SIGN THE
                                         PROXY. IF YOU ARE SIGNING ON BEHALF OF
                                         AN ESTATE, TRUST OR CORPORATION, PLEASE
                                         STATE YOUR TITLE OR CAPACITY.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]

PLEASE DO NOT USE FINE POINT PENS.

1.         Election of Board Members:

(01)       Robert P. Bremner         (04)    William C. Hunter     (06)  Judith M. Stockdale      FOR NOMINEES          WITHHOLD
(02)       Lawrence H. Brown         (05)    David J. Kundert      (07)  Eugene S. Sunshine      listed at left        AUTHORITY
(03)       Jack B. Evans                                                                       (except as marked    to vote for all
                                                                                                to the contrary)    nominees listed
                                                                                                      [ ]               at left
                                                                                                                          [ ]


(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line provided below.)
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